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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03877
                                    ---------

                               Z Seven Fund, Inc.
                               ------------------
               (Exact name of registrant as specified in charter)


           1819 South Dobson Road, Suite 109, Mesa, Arizona 85202-5656
    -------------------------------------------------------------------------
               (Address of principal executive offices)     (Zip code)


    Barry Ziskin, 1819 South Dobson Road, Suite 109, Mesa, Arizona 85202-5656
    -------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: 480-897-6214
                                                    ------------

Date of fiscal year end: 12/31
                         -----


Date of reporting period: 12/31/2003
                          ----------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.


A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.













              [LOGO]           1.  ACCOUNTING PROCEDURES:
                Z                  RELIABILITY & CONSERVATISM
              Seven
                               2.  CONSISTENCY OF OPERATING EARNINGS GROWTH
         ANNUAL REPORT
                               3.  STRENGTH OF INTERNAL EARNINGS GROWTH
       DECEMBER 31, 2003
                               4.  BALANCE SHEET: WORKING CAPITAL

                               5.  BALANCE SHEET: CORPORATE LIQUIDITY

                               6.  RECOGNITION: OWNER DIVERSIFICATION

                               7.  VALUE: P/E UNDER 10

                           FORWARD LOOKING STATEMENTS

When used in this annual report, and in future filings by Z-Seven Fund ("the Fund") with the Securities and Exchange Commission, in the Fund's press releases and in oral statements made with the approval of an authorized officer of the Fund the words or phrases, "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All assumptions, anticipations, expectations and forecasts contained herein are forward looking statements that involve risks and uncertainties. Management of the Fund cautions readers not to place undue reliance on any such forward looking statements, which speak only as of the date made, and should be read in conjunction with other publicly available Fund information.

Management of the Fund will not undertake, and specifically declines, any obligations to release publicly the result of any revisions which may be made to any forward looking statements to reflect the occurrence of anticipated or unanticipated events.

                         Z-SEVEN'S STATEMENT OF PURPOSE
                         ==============================

         Our investment discipline is what begins to separate the Z-Seven Fund from other publicly traded investment companies (closed-end funds) and other investment companies (mutual funds) as well as other publicly traded companies (stocks). The cover is designed to highlight the principles behind a discipline that has weathered the ups and downs of economies, stock markets, industry trends, as well as countless predictable factors. These principles are based upon common sense solutions diligently applied from lessons learned by the making of mistakes and the dedication by the founder of Z-Seven, Barry Ziskin, throughout the twenty-year history of the Fund, to not repeat these errors. In fact, Mr. Ziskin began utilizing this current discipline early in his Wall Street career, long before the idea of beginning a closed-end fund. HIS CRITERIA FOR SELECTING HIGH-QUALITY, UNDERVALUED GROWTH STOCKS HAVE STOOD THE TEST OF TIME FOR 30 YEARS.

         As you read further into the Annual Report, it will quickly become obvious, for those who do not already know to expect it, that not only do we talk about our strongest stocks, we also have a discussion of our poorer performing stocks as a regular feature; for it is through the lessons learned by mistakes that we continue to evolve as better investors. Our "Criteria for Stock Selection" section once again promises to bring the theoretical to life through the most meaningful examples in our portfolio of investments, and is followed by an in-depth look at our "Selling Discipline."

         The application of discipline, intended to reduce risk, while searching for rare and profitable investment opportunities, is our stated purpose. How we state this purpose through the information provided in the Annual Report reveals yet another purpose: to share with you not only our growth but also our thoughts, concerns, and lessons learned in the hopes of making us all better investors.

                                TABLE OF CONTENTS
                                =================

LETTER TO OUR SHAREHOLDERS................................................   3
The Year in Review........................................................   3
2003 Share Repurchases....................................................   3
Retained Capital Gains....................................................   4
Current and Future Tax Considerations.....................................   4
Outlook...................................................................   4
OUR FIRST 20 YEARS/OUR NEXT 20 YEARS......................................   6
THIS YEAR'S BEST QUESTION.................................................  12
STOCK PURCHASE CRITERIA AND SELL DISCIPLINE...............................  14
Accounting Procedures: Reliability and Conservatism.......................  14
Consistency of Operating Earnings Growth .................................  16
Strength of Internal Earnings Growth......................................  19
Balance Sheet:  Working Capital ..........................................  20
Balance Sheet:  Corporate Liquidity.......................................  21
Price/Earnings Multiple and Owner Diversification.........................  23
Sell Discipline: Based Upon the Same Common Sense Criteria
as for Stock Selection....................................................  25
THE STRONGEST SEVEN ......................................................  29
THE WEAKEST SEVEN ........................................................  32
PERFORMANCE AND FINANCIAL INFORMATION.....................................  37
SPECIAL FEATURE OF THE FUND...............................................  38
INVESTMENT OBJECTIVES AND POLICIES........................................  39
GENERAL INFORMATION.......................................................  40
FINANCIAL STATEMENTS......................................................  41
REPORT OF INDEPENDENT AUDITORS............................................  54

                           LETTER TO OUR SHAREHOLDERS
                           ==========================

                               THE YEAR IN REVIEW
                               ==================


         This past year, after a three-year bear market, it was good to finally have the wind at our back. We are pleased that our caution during two out of the three years again helped us to all but eliminate the effects of a market that, at last, affected even the best stocks.

         In fact, we are pleased that our investment portfolio fully resisted the stock market decline during the full year of 2002. Even in 2000 our investment portfolio declined less than 6%. Only in 2001, when interest rates dropped further and faster than ever before in history, were we aggressively and incorrectly positioned despite the best probabilities having been on our side - see Our First 20 Years on page 6. We were unaware that 2001 would prove to be the exception to a previously flawless interest-rate rule. The lessons learned in 2001 made it obvious that we were not in any "ordinary" bear market and helped greatly to improve our performance in 2002.

         By 2003, making profitable investments was once again easy. Z-Seven's net asset value was $4.96 at year-end. This is a gain of 20% in 2003. Z-Seven's investment portfolio gained approximately 24% in 2003 (before expenses). While we regard the prior year gain of just 1% as a good test of our ability to withstand the worst of conditions, it was good to have the wind at our back this most recent year. While most funds return less after taxes, Z-Seven's tax advantages helped our net after tax return to shareholders match our pre-tax figures.

                               SHARE REPURCHASES
                               =================

         Our efforts in repurchasing shares in the open market have been impeded by the loss of our most important market maker (Herzog, Heine and Geduld) which merged with Merrill Lynch and the subsequent dissolution of Herzog's market making desk. The Board and management considered a number of new alternative solutions to resolve this problem and to maximize long-term shareholder value and decided that we needed to grow our asset base to make us more efficient. It was decided that this growth could best be accomplished as an open-end fund, over the long term, even if at first we have to redeem some shares before we begin to grow our assets. The decision to open-end, along with growth in our underlying Net Asset Value, helped our shares to climb 46% during 2003 from $3.26 to $4.76.

                             RETAINED CAPITAL GAINS
                             ======================

         Shareholders are allowed to increase the tax-cost basis of their shares by the net amount between retained gains and taxes paid.

         Shareholders are permitted to add $4.06 per share in tax cost write-up. This produces a $9.06 tax-cost basis on Z-Seven shares purchased in 1984, thereby lowering capital-gains tax liability.

         Please consult your tax adviser with respect to your individual investment in Z-Seven.

         The following chart is a history of retained capital gains and the related taxes paid by the Fund on a per-share basis. The amounts are adjusted to reflect the two-for-one stock split in December 1997 and the three-for-two stock split in April 1986.

--------------------------------------------------------------------------
                         Retained           Z-Seven's
                          Capital              Tax             Tax Cost
 Years                     Gains             Payments          Write-up
 -----                     -----             --------          --------
 1984-85                  $    0              $    0          $     0
 1986                        .83                 .22              .61
 1987                       1.06                 .34              .72
 1988                       1.55                 .53             1.02
 1989                        .27                 .09              .18
 1990-92                       0                   0                0
 1993                        .64                 .23              .41
 1994                        .07                 .03              .04
 1995-96                       0                   0                0
 1997                       1.30                 .45              .85
 1998                        .35                 .12              .23
 1999-2003                     0                   0                0
                                                            --------------
 Total Tax Cost Write-up                                      $  4.06
--------------------------------------------------------------------------


                      CURRENT AND FUTURE TAX CONSIDERTIONS
                      ====================================

         For the year 2003, there were no tax events which affected shareholders. Only shareholders who sold shares during the year had what could have been a taxable event. WE STILL HAVE THE POTENTIAL TO REALIZE SUBSTANTIAL GAINS, OVER THE NEXT FEW YEARS, THAT, IF USED, WILL ENABLE US TO GROW TAX-FREE FOR SOME TIME TO COME.

                                     OUTLOOK
                                     =======

         With open-ending as well as investment and income-tax considerations, I believe Z-Seven Fund has excellent prospects for the future, and this includes this coming year. We offer exceptional value, with a weighted average P/E of approximately 9 at year end, and are building on a foundation of solidly managed companies that, for the most part, have continued to perform relatively well during the economic slowdown.

         While the ultimate stock market bottom may not be reached until sometime over the next few years, the collapse of the speculative bubble of the 1990s would be welcomed by us as an opportunity to invest in the companies that continue to meet our quality and growth criteria at undervalued stock prices. We continue to search for these opportunities even now, but they are currently few and far between. Still, after the bullish divergence (base-building) of lows made in October 2002, I expect that, consistent with this behavior in the past, we will have the wind at our back for most of the coming year and probably longer.

         While my personal involvement is demonstrated through my share ownership and through my willingness to be compensated on the basis of my performance, my greatest incentive and blessing comes through the investments in Z-Seven by my family, my friends, and your families. You provide invaluable inspiration to me.

         I would like to thank all those who have demonstrated confidence in my growth/value discipline. Most of all, I am thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

         Our wonderful directors, Rochelle, Jeff, Lydia, and Alan, with their caring support and hard work, have each brought significant improvements to our Fund and continue to do so.

Sincerely,


Barry Ziskin                                                    February 6, 2004

P.S. This report is dedicated to my daughter Ariana, who turns 19 today. This report is also dedicated to my son Jacob, who will soon turn 7, and to the memory of my late father, my most valuable mentor.

         IN CELEBRATING OUR 20TH ANNIVERSARY AND CONSIDERING A NEW ERA AS AN OPEN-END FUND, WE TAKE A LOOK AT WHAT THE NEXT 20 YEARS MAY HAVE IN STORE AS WE REVIEW THE PAST 20 YEARS. ------>

                          FIRST 20 YEARS/NEXT 20 YEARS
                          ============================

         I remember our beginning twenty years ago as clearly as if it was yesterday. Certainly markets, economies and our own circumstances have undergone changes since our inception. Still, our objective of investing in the best managed businesses at undervalued prices remains as important for the 20 years that lie ahead as it was when Z-Seven Fund began.

                                OUR FIRST 5 YEARS
                                =================

         On December 29, 1983, Z-Seven Fund began as a publicly-traded investment company ("closed-end fund") designed to allow small and medium sized investments in the companies which meet my seven investment criteria for stock selection, at a point when I was closing my doors to private clients. At that time, it was important to not have too many dollars to invest in too few stocks. It was also a vehicle for me to invest my own money in the same stocks without competing with clients and/or shareholders. When it began, I invested a million dollars of my own funds in the initial public offering 20 years ago.

         Our first year of operations, 1984, was a difficult year for the small and micro cap stocks in which we generally invest. Our value/growth discipline held its own, so our investment portfolio had a flat year when many of our peers would have liked to. Because of our tiny size, our operating expenses (plus amortized start-up costs) were significant enough to have caused a slight dip in our Net Asset Value ("NAV"). Our shares traded lightly in a narrow range and closed the year basically unchanged.

         DURING OUR SECOND YEAR, OUR NAV TOPPED ALL CLOSED-END FUNDS, even those specializing in hot (at the time) Pacific Rim markets which we avoid due to political and currency risk factors, WITH A GAIN OF 44.5% (source: No-Load Fund Investor). As a new fund we were still not well known, so our share price did not increase despite such outstanding performance.

         So, our priority beginning with year three, 1986, was to make the investing public more aware of our success. I became president of Z-Seven to tell our story. Our NAV grew 50.9% before expenses and with better shareholder communication, our share price more than doubled. The Value Line Index was up only 4% in 1986. Every single one of our 24 largest investments advanced in price that year.

         Then came 1987, the year of the October crash. Although I was not astute enough to have avoided the debacle (as many others "claim" to have been),

1987 provided helpful peak (mid-year) and trough (year-end) points for us to measure our performance over what I consider to be more meaningful periods than just one quarter or even one year. A full stock market cycle takes into account the rally phase as well as the declining segment. From the secondary stock trough at year-end 1984 to the succeeding peak in mid-1987, down to the following trough at year-end 1987, we experienced a complete stock market cycle. WE WERE FORTUNATE TO HAVE ACHIEVED AN ANNUALLY COMPOUNDED GROWTH RATE OF 31% OVER THE TROUGH-TO-TROUGH STOCK MARKET CYCLE. AS TO THE PREVIOUS FULL STOCK MARKET CYCLE, PEAK-TO-PEAK FROM YEAR-END 1983 UNTIL MID 1987, WE COMPILED AN ANNUALLY COMPOUNDED GROWTH RATE OF 34%. In particular, our largest twelve investments were still all profitable after the crash, having on average more than doubled over less than 2 1/2 years average holding period.

         In summary, during our first 5 years of operation, our biggest disappointment was that a planned initial public offering of 2 million shares was cut to only 900,000 resulting in a much smaller fund than we anticipated. As we grew, we began to repurchase our shares in 1986 at even small discounts to the NAV, creating a floor for our share price just below the NAV. Frank Capiello's Complete Guide to Closed-End Funds ranked Z-Seven first in performance among general equity CLOSED-END FUNDS. OUR GROWTH OF 154% DURING OUR FIRST 5 YEARS WAS CONSIDERABLY BETTER THAN THE 98% GAINED BY THE SECOND RANKING GENERAL EQUITY CLOSED-END FUND.

                               OUR SECOND 5 YEARS
                               ==================

     During our second five-year period (1989 - 1993) our portfolio underwent considerable change. The Dow topped in 1989 nearly four times what it was at the 1982 bottom. Our search for value among quality growth companies took us more and more into foreign (particularly U.K.) traded shares, and we ended the year with nearly 80% of our portfolio invested in foreign stocks, nearly all in Europe. By the end of 1989, our five- year performance results (as compiled by Complete Guide to Closed-End Funds) had improved from 154% to 169%, while the second-best among general equity closed-end funds went from 98% to 110%.

         As we entered the 1990's, interest rates were rising at home and abroad, which did not bode well for U.S. and foreign stock markets.

         In a difficult investment environment (in which other closed-end funds invested primarily in European stocks had losses of 17% to 67%) in 1990, we considered our 5% loss in our invest-ments and 1% decline in share price constitute excellent defensive performance.

         As day follows night, 1991 was an easy year to profit as equity investors. While it was gratifying that our portfolio showed growth of 54% (our best year ever), it was more meaningful that we did not have to climb out of a hole from the prior year's bear market.

         Debate about the European Union made 1992 a year of controversy and difficult conditions for both European equities and the Pound Sterling. As a result, the Unlisted Securities Market Index in Britain fell back to multi-year lows, but more than half of our holdings bucked the trend, including Airtours which, after being the #1 performer in London the prior year (more than quintupled in 1991) rose another 35% in 1992. Those that did decline in 1992 though, dragged our overall portfolio down to a decline of 12 1/2% and, after expenses, a 14% decline in NAV, one of only two years of double-digit declines in NAV. In the following year, we recovered with 19% growth in our portfolio (15% in NAV).

         All in all, OUR SECOND FIVE YEARS PRODUCED FURTHER GROWTH AS WE EXTENDED THE 154% GAIN DURING OUR FIRST FIVE YEARS TO 226% GROWTH FOR OUR PORTFOLIO FOR THE ENTIRE FIRST DECADE. Complete Guide to Closed-End Funds no longer calculated and compared five-year results. During the first four years of the 1990's (1990 - 1993) we ranked number two (behind Swiss Helvetia Fund) in performance based upon share price among all closed-end funds which invest primarily in Europe, with a 40% gain, in sharp contrast to the 21% decline suffered by the average of all other closed-end funds investing in Europe.

                                OUR SECOND DECADE
                                =================

         Entering the next five years (1994 - 1998), our conservative approach resulted in a slight gain in 1994 (when the Russell 2000 Index declined more than 3%) and an increase in our investment portfolio of better than 32% in 1995. OUR TOTAL RETURN (SHARE PRICE), AS MEASURED BY LIPPER, RANKED #1 FOR THE YEAR 1995 AMONG ALL 98 "WORLD EQUITY" CLOSED-END FUNDS.

         Although 1996 was not spectacular for us, we SURPASSED THE SWISS HELVETIA FUND WITH A 109% TOTAL INVESTMENT RETURN FOR THE FIRST SEVEN YEARS OF THE 90'S, MORE THAN DOUBLE THE 51% RETURN OF THE SWISS HELVETIA FUND. In fact, Swiss Helvetia was one of only two closed-end funds invested primarily in Europe (other than Z-Seven) that registered any gain at all. The lack of sufficient values meeting our criteria in 1995 played a significant role in our decision to distribute substantial capital gains in

1995. The distribution was so well received by our shareholders that our board decided to distribute our capital gains again in 1996. DURING 1995 AND 1996, WE DISTRIBUTED $3.02 PER SHARE (ADJUSTED FOR THE 1997 2-FOR-1 STOCK SPLIT), NEARLY TWO-THIRDS OF OUR ADJUSTED NET ASSET VALUE AT INCEPTION.

         In 1997, after 21% growth in our investment portfolio, we split the shares 2-for-1 (the second split in our history) and paid another $1.43 (split adjusted) in actual and deemed distributions, for a combined $4.47 per share for the three years. THE DISTRIBUTIONS OF 1995 - 1997 CONSTITUTED A 97% RETURN ON ORIGINAL NET ASSET VALUE. DURING THOSE THREE YEARS ALONE, OUR ORIGINAL SHAREHOLDERS GOT BACK VIRTUALLY THEIR ENTIRE ORIGINAL INVESTMENT.

         By 1998, our portfolio had many new U.S. stocks, thanks in part to a second-half mini-bear market which took the Russell 2000 Index down 38% from its first-half peak, and enabled us to have an abundance of secondary shares to choose from and the occasional big cap (like Oracle Corp.). By year-end, over 70% of our portfolio was invested in the U.S., not Europe, as had been the case through most of the 90's. Much of this however, was "fool's gold". The U.S. speculative bubble would soon be boiling over - only 14 1/2 months later the NASDAQ Composite Index soared over 5,000. An unusual recession free period from 1992 - 1998 made our 6 years of double-digit operating earnings growth an easy test to pass, even for some cyclical companies. ALL IN ALL, FOR THE FIVE YEARS (1994 - 1998), OUR INVESTMENT PORTFOLIO GREW 108%, FOR THE DECADE (1989 - 1998) BY 207%, AND FOR THE 15 YEARS SINCE INCEPTION BY 578%.

         THE MOST RECENT FIVE-YEAR PERIOD (1999 - 2003) has witnessed both the end of the speculative bubble (1999 - early 2000) and the beginning of what I believe to be a once-in-a generation secular bear market to cleanse the excesses of the 90's, similar to that of 30 years ago here in the U.S. I was fortunate to have begun my career on Wall Street in 1972 in the midst of the last secular bear market. The late 80's speculative bubble burst in Tokyo, ultimately leading to a 14-year secular bear market. Whether the current bubble buster is "only" 6 years long, as it was in the U.S. last time, or 14 years long, as it was most recently in Japan, we are far from seeing the kind of valuations needed for a lasting long-term bull market.

         While our net asset value rose 20% in 2003 (and our pre-expense return on our portfolio even more), these past few years have been tough for most investors, as bear market conditions in 2000 - 2002 have been brutal. Fortunately, we had only one year (2001) when our net asset value was substantially impacted, while the defensive qualities of our stock selection method allowed us to weather the storm in two of the three years, including a slight profit on investments (before overhead expenses) in the last year of the bear market (2002).

         With the decline in 2001 however, along with 16 years (1986 - 2002) of creating a floor for our shares at (or slightly under) net asset value by repurchasing shares in the open market, our already small fund has become too small to be as efficient as we would like it to be. No longer is small necessarily beautiful for Z-Seven. Recognizing these changes and rising to the challenges that changing times bring are just part of what makes me even more hopeful of our ability to help our family of shareholders during the next 20 years.

                                OUR NEXT 20 YEARS
                                =================

         I recognize that our shareholders, like shareholders of most companies, are more interested in gaining a handle on the future than they are in reviewing the past. FORTUNATELY, IN OUR CASE, OUR TIME-TESTED SEVEN CRITERIA FOR STOCK SELECTION REMAINS A CONSTANT. It is a common-sense approach to stock selection that is designed for "all seasons", as our strict requirements protect us from a number of unforeseeable changes in markets and economies.

         Still, the past is quantifiable and measurable, while the future is ... the future. The fact is that I may be most optimistic about the future of our investment portfolio when very few investors can find the courage to be optimistic about anything, because it is only after a long, painful decline in share prices that the abundance of value we hope for is likely to return. The disciplined investor should then be able to make unusually profitable investments with less risk.

         Although we are likely to have to rely upon the defensive nature of our criteria and past experience to successfully guide our fund through the challenging waters which may return in a year or two, it will be worth the wait. What is likely to follow will be another once-in-a generation opportunity (like
1974) to buy into some of the best managed businesses in the world at bargain basement prices. I am terribly excited about what may be a decade or more of superior returns.

         Z-Seven issued two press releases in 2003 which dealt with the near future and the beginning of the next 20 years. In the spring, we heralded the long- awaited broad market momentum surge that told us we were likely, particularly after extended base-building activity, to have a strong market in the near future. While this is helping us at the current time, we are mindful that it probably won't last past the next year or two. The historical work we have done on base-building periods and subsequent bull markets for over a half century reaffirms this and was presented in the 2002 annual report to reassure our stockholders that the 2000 - 2002 bear market was over. Serious students of the stock market may wish to request a copy of our 2002 report, with this timely historical analysis.

         The press release of November 30, 2003 announced our decision to remove the uncertainty of closed-end fund pricing by converting to an open-end fund. We are opening our doors to growing the asset base of our fund to a more cost-efficient size. We strongly feel that the time is right for us to make this move and I've written more about it in the next section, `This Year's Best Question". It is one reason why I am so excited now and why I envision a profitable long-term future.

                            THIS YEARS BEST QUESTION
                            ========================

         I try to return each phone call I receive from our family of shareholders. Many of these phone calls lately have been about the possibility of becoming an open-end fund.

         Our November 30, 2003 press release indicated that our board had approved converting Z-Seven to an open-end fund, pending shareholder approval. We assured our shareholders in our last annual report that we were considering what options we had to resolve illiquid trading in Z-Seven shares and to maximize long-term shareholder value. If our only consideration was to get our shareholders net asset value, so they could make an extra 22% over and above where the shares traded before the press release and wouldn't have to deal with an illiquid market, perhaps liquidation would appear, on the surface, to be an alternative to becoming an open-end fund.

         Considering the outstanding companies in our portfolio give me confidence in our future growth potential - as an example: our latest investment, made in March, is our first Japanese stock in the portfolio since Matsushita in the 80's and has managed to buck both the weak Japanese economy and the downturn in I.T. spending to be the only computer service firm that I am familiar with to post growth for each and every year in operating earnings. We needed to wait for the price to meet our value requirement and we had that opportunity in March, when Tokyo was at a 20-year low. Subsequently, the stock has nearly tripled and became our largest holding. We trimmed this down to reduce risk, but whether it's the realized gain that we took, or the portion that remains unrealized, we have made nearly $700,000 thus far that, when and if realized, will most likely be tax-free because our of huge tax loss carry-forward. If our portfolio continues to do well, we may be able to grow tax-free for years to come.

         Our latest U.S. purchase, Factset Research (made in January) is a similar story but not as extreme. My hope is, that by the time the next bear market comes, we may have a true value abundance, like the sort we haven't had in a very long time and that we may be able to, at such time, have many good opportunities like the ones that came along this year. I strongly believe that the best (and probably the most likely) reason that shareholders are invested in Z-Seven is because they share this vision and are hopeful that our stock selection criteria will help them in this goal, as it has in many periods of time in the past.

         Long-term, my hope is for growth as the liquidity offered to the shareholders of an open-end fund not only aids the selling shareholder, but does help the shareholders or prospective shareholders who want more Z-Seven in their portfolio than they may now be able to easily access, under currently thin trading in Z-Seven's shares. If this long-term goal is realized and the fund grows in size, then even further benefits of a less costly expense ratio may be attained as well. Thus, the Board believes this solution has the potential to be our best move for our shareholders over the long term.

         OUR "STOCK PURCHASE CRITERIA AND SELL DISCIPLINE" IS DISCUSSED IN DETAIL NEXT. ------>

                   STOCK PURCHASE CRITERIA AND SELL DISCIPLINE
                   ===========================================

         Among the features which set Z-Seven Fund apart are its carefully developed and closely followed seven criteria for stock selection and its sell discipline. The seven criteria were developed by Barry Ziskin to reduce risk in the stock selection process.

         Thousands of publicly held companies throughout the developed world are analyzed yearly. To provide meaningful examples, we use our biggest investments to illustrate our criteria. In this way, we provide new information on our largest positions and, at the same time, bring our criteria to life.

ACCOUNTING PROCEDURES: RELIABILITY AND CONSERVATISM

         "COMPANIES MUST NOT DEFER OPERATING EXPENSES OR PREMATURELY REALIZE REVENUES AND MUST HAVE AN AUDITOR'S REPORT ON FINANCIAL STATEMENTS THAT IS UNQUALIFIED IN ALL MATERIAL RESPECTS."

         Without the credibility of conservatively reported earnings and balance sheet information, the other criteria would be meaningless. For this reason, we take the time and effort to make the stock selection process as valid as possible through in-depth analysis.

         IN LIGHT OF THE RECENT ENRON AND WORLD COM ACCOUNTING SCANDALS, it seems investors are finally prepared to pay attention to the quality of reported earnings and public financial statements.

         It is common sense that no company will actually pay any more income tax than tax laws require it to. The average investor can determine the difference between conservatively reported profits for income-tax purposes vs. profits reported to shareholders (book income) by reviewing the income-tax footnote of an annual report (SEE BOX BELOW).

         Tax actually paid is called "current tax." The extra tax, which would have been paid if the company paid taxes using the same accounting practices as used in reporting earnings to the public, is called "deferred tax." Adding the "deferred tax" to the "current tax" gives us the total income tax we see reported to shareholders.

EXAMPLE:

                     ---------------------- ----------------
                     CURRENT TAX            $30 MILLION
                     DEFERRED TAX            10 MILLION
                                            ----------------
                     TOTAL TAX              $40 MILLION
                     ---------------------- ----------------

         In our analysis, we adjust earnings downward to reflect the more conservatively reported figures and insist that, on average, publicly reported figures are reasonably close (at worst), or under-reported (at best) versus income tax actually paid.

         This company actually paid only $30 million of the $40 million of the tax it reported on its income statement.

         WE RECEIVED SUCH A POSITIVE RESPONSE FROM OUR SHAREHOLDERS ABOUT OUR ENRON ANALYSIS IN OUR 2001 AND 2002 ANNUAL REPORTS THAT WE THOUGHT IT WORTH REPEATING IN OUR 2003 ANNUAL REPORT.

         EVEN IF A COMPANY LIKE ENRON, WHICH DID NOT COME CLOSE TO MEETING OUR OTHER CRITERIA, appeared to be solid on the surface, a quick examination of their reported earnings to the public vs. IRS would immediately make it obvious that they were, at the very least, AGGRESSIVELY REPORTING THEIR EARNINGS TO AN UNSUSPECTING PUBLIC. While this analysis does not uncover fraud, it makes it obvious which companies, even without resorting to fraud, are using "generally accepted accounting principles" which allow them legally to inflate their earnings when reporting them to us, the public. Despite many professional investors being duped in the Enron scandal, a simple analysis like the prior boxed example, would have shown:

                ------------------- --------- --------- ---------
                                      2000      1999      1998
                                    --------- --------- ---------
                                           (IN MILLIONS)

                CURRENT TAX         $   227   $    83   $    88
                DEFERRED TAX            207        21        87
                                    --------- --------- ---------
                TOTAL TAX               434       104       175
                ------------------- --------- --------- ---------

         These amounts from Enron's 2000 annual report, under "Income Taxes," makes it apparent that each year Enron used accounting principles which resulted in reporting higher earnings to the public than more conservative tax reporting. In two out of the most recent three reported years, deferred tax approximated current (actually paid) tax. This means that Enron reported about double the earnings to an investor than they did when paying tax. A further analysis of this note is even more alarming, indicating only 23% of their deferred tax balance sheet assets were even possibly due to conservative accounting procedures (called "other"), while 77% of these assets came from operating tax loss and minimum alternative tax carry-forwards. This indicates that for years, the company has had a terribly difficult time trying to earn money, while deferred tax liabilities overwhelmed these mostly "technical" assets by greater than three-to-one.

         Deferred taxes usually are the result of "temporary timing differences." Different depreciation methods are used by most companies for tax purposes vs. financial reporting. The "accelerated" method used for tax purposes will show a higher depreciation expense in the earlier years and, thus, a lesser amount of taxes paid. For financial reporting purposes, a straight-line basis is used, resulting in lower depreciation expense and higher net income (earnings).

         Watch out for differences other than depreciation in recognizing income and expenses that cause deferred taxes to increase consistently, year after year. Becoming familiar with the companies' individual accounting practices and their impact on your existing holdings, as well as your prospective investments, is well worth the time involved in learning and applying good common sense to protect your financial assets.

         In some European countries, such as France and Switzerland, the "Pro-visions" note to the "Group Consolidated Balance Sheet" is the only source of deferred-tax information. In Italy and Germany, not all public companies make this disclosure which tells how conservatively earnings are reported. If this vital data is not available, we simply do not invest in that company.

         As of year-end, our RATHBONE BROTHERS PLC holding was our second largest. It has been used as an example for every purchase criterion except this one during its nearly seven years in our portfolio and last year was highlighted for Balance Sheet: Working Capital. Rathbone reported its earnings more conservatively to the public (book earnings) than it has to Inland Revenue (the British equivalent of the IRS) three times in the latest four years. Rathbone has been consistently close in comparing income tax to financial reports, so that the difference is merely in single digits, ranging to nearly 6% in the most recent year.

CONSISTENCY OF OPERATING EARNINGS GROWTH

         "AT LEAST 10% GROWTH IN ADJUSTED PRE-TAX INCOME IN EACH OF THE SIX MOST RECENT YEARS."

         As we search for the best managed companies, WE LOOK FOR COMPANIES THAT HAVE PREDICTABLE EARNINGS GROWTH regardless of changes in the economy or in their particular industries or product areas. We only invest in those compa-nies that have done well in both prosperous and difficult times.

         With all the publicity about the record-long economic expansion in the U.S. before entering a recession, it may be surprising that the S&P 500 Index has suffered two years of down earnings, one of which was down 52%, over the latest decade of reported earnings (1992-2002). The companies in our portfolio have averaged approximately three quarters of one down year during the same period. We believe the consistent strength of corporate earnings growth within our portfolio gives us the potential for excellent long-term results.

         When we say "growth in adjusted pre-tax income," we mean operating growth after adjusting for non-operating items, such as interest and investment income. During the current era (and other periods) of sharply reduced interest rates, cash-generating companies should not be penalized for declining interest income, foreign currency movements (another particularly timely adjustment during the current period of U.S. dollar decline), reserves, non-recurring, and extraordinary items. We also adjust for tax accounting to put each year on comparable and conservative footing.

         We do not adjust for interest expense, which is a cost of doing business, whether for financing inventories or long-term interest on mortgage and public debt (bonds). Management needs to be held accountable for adding debt, along with its costs and risks.

         Many companies may appear to have consistent growth, due to their planned timing of significant accounting events that have nothing to do with the true operating picture. Our extra work put into the analysis is worth the effort to find companies that are truly the best managed.

         Jardine Lloyd Thompson PLC, our largest holding, has been an example of every single criterion during its eight years among the largest positions in our portfolio. Having discussed JLT in our 2002 annual report as our example for this criterion, we now turn back across the Atlantic for an example of our consistency of operating earnings growth requirement to our latest domestic purchase.

         Factset Research Systems, Inc., the only domestic equity investment that was made during the latest year, as we substantially expanded an existing holding during the stock market correction early in 2003 when its share price re-turned to the bargain P/E valuations we require when buying. Although other domestic growth stocks meeting our quality criteria dipped in price during the first quarter of 2003, Factset was the only one we didn't already have a full position in which met our value requirement.

         Perhaps some investors were nervous then, as they were in 2001, when we started buying Factset, that any business dependent upon stock brokers and money managers would suffer negative earnings surprises during the recent multi-year bear market. In fact, the number of users of their online information and analytics reflected the slowdown in the investment banking industry, as they decreased by 12.7%, having fallen 14% the year before, to approximately 19,200 despite client retention of 96% currently. Recent positive stock market performance may have stabilized this sector of the industry, as sequential quarterly growth is beginning to be achieved during the latest six months. Still, new clients increased 6.4% (net of those lost) during the latest fiscal year. Expanded services offered and growing international demand (particularly in Europe) have combined to offset clients lost and generate modest but commendable revenue growth, particularly impressive during such a difficult period. Careful planning and control over expenses made easier in this subscription business, as it is clear what revenues to expect, at any moment, during the next twelve months, a rarity that most businesses would never enjoy. This has helped to leverage recent slower growth in revenues to healthy expansion in earnings, as 16% - 18% top-line increases (adjusted for an accounting classification change) have been topped by earnings expansion in excess of 20% annually during the latest two reported years.

         This recent growth is an extension of a non-stop growth history from the inception of Factset. The new fiscal year ending August 2004 has gotten off to an excellent start, making it likely, particularly since advanced subscriptions are showing healthy expansion, that Factset will achieve ITS 24TH CONSECUTIVE YEAR OF GROWTH IN 2004. During the latest decade alone, pre-tax profits have increased nearly 16-fold from $5 million to nearly $80 million. Every single one of those ten years, Factset has not only met our criteria of consistent 10%+ growth, but consistent growth exceeding 20% without exception.

STRENGTH OF INTERNAL EARNINGS GROWTH

         "ADJUSTED PRE-TAX INCOME, EXCLUSIVE OF ACQUISITIONS AND DIVESTITURES, MUST HAVE GROWN AT AN ANNUALLY COMPOUNDED RATE OF AT LEAST 20% FOR THE MOST RECENT SIX-YEAR PERIOD."

         Over a six-year period a company must triple its operating profits to qualify as an investment.

         The criterion for "Accounting Procedures" assures that we have credible reported figures. Our criterion of "Consistency of Operating Earnings Growth" identifies companies with predictable earnings growth regardless of the state of the economy, industry, or product cycle. The criterion "Strength of Internal Earnings Growth" further reduces risk by seeking companies that meet all the criteria, including showing growth at a pace that is tripling their profits over this six-year period. AT THIS PACE, EVEN IF ITS P/E MULTIPLE WERE TO CONTRACT BY AN ASTONISHING TWO-THIRDS, A TRIPLING IN EARNINGS WOULD PROVIDE ULTIMATE LONG-TERM PROTECTION.

         Over the years, many brokers have tried to sell "emerging growth" companies (internet-related and others) based on future earnings expectations, rather than historical results. This substantially increases the investment risk. The losses many investors have suffered at times in these "emerging growth stocks" bring back painful memories for experienced investors. The "Internet" crowd seems to have predictably learned its lessons as well during the 2000 through 2002 bear market.

         Growth does not necessarily mean increased risk. Quality growth companies can be profitable investments during bull as well as bear markets.

         Our third largest investment in the UK (fourth largest overall) is BARRATT DEVELOPMENTS PLC, in our portfolio for about five years.

         Last year, Barratt was an excellent example - and still is even after a 50%+ gain during 2003 in share price - of our P/E multiple criterion. It is however, through new examples and through new perspectives that we learn more about these exceptional companies.

         Although operating in the usually cyclical home building industry, Barratt has been growing its earnings consistently and strongly, multiplying its operating profits in excess of 14 times during the last decade, and consistently by greater than 20% every single year of the decade. Their growth even accelerated to 31% during the most recent fiscal year based upon a 21% increase in revenues. Advanced sales expanded 29% during the year, possibly leading to further accelerated revenue and earnings growth in the new fiscal year ending June 30, 2004. Less than 60 days into the year, Barratt had already sold in excess of 60% of projected revenues, adding confidence and visibility to the forecast of continued strong growth.

BALANCE SHEET:  WORKING CAPITAL

"ONE OF THESE THREE CONDITIONS MUST BE MET: A) 2:1 OR BETTER CURRENT RATIO, B) 1:1 OR BETTER QUICK ASSET RATIO, OR C) WORKING CAPITAL IN EXCESS OF MARKET VALUATION (TOTAL SHARES OUTSTANDING TIMES CURRENT MARKET PRICE)."

         "Current ratio" means current assets divided by current liabilities. "Quick asset ratio" means current assets, excluding inventories, divided by current liabilities. "Working capital" means current assets less current liabilities.

         For a retailer or wholesale distributor, the current ratio is the best measure of working capital since its businesses have high inventory requirements. For a service company, there are no inventories; thus the quick asset ratio should be used. Because different types of businesses have varying needs, we use alternative balance sheet criteria. Still, do not confuse this flexibility with a lack of discipline since most companies do not meet any of our alternative requirements.

         This is particularly the case in Britain, where companies tend to have little or no long-term leverage, and are therefore generally pretty tight on working capital. Still, most of our seven largest holdings are British. In last year's annual report, we discussed Rathbone Brothers PLC, as our example for this criterion.

         This year, we turn to our largest domestic holding, TECHNE CORP, as our working capital example. Techne overall, our third largest holding, is a biotechnology products company (cytokines) and, as such, has some inventories to finance. Nonetheless, Techne's current ratio exceeded not only 2:1 (as required) but even surpassed 6:1 back as far as fiscal 1996. Although the acquisition of Genzyme at the beginning of fiscal 1999 temporarily reduced the current ratio below 4:1, it has expanded steadily and meaningfully each year since and became 13.86:1 at the fiscal year ended June 30, 2003. In merely 90 days (the end of its first fiscal quarter) Techne did it again, increasing its current ratio to now exceed 15:1!

         During the past four years alone, despite paying $17.5 million in 2002 in a legal settlement and another $22.5 million for shares repurchased in 2003, cash and equivalents have still more than quadrupled from $29 million in 1999 to $117 million 2003. So strong is their cash position now ($132 million after the latest quarter) that not only does their current ratio exceed 15:1, but their quick ratio is nearly 14:1 and their "cash ratio" - I've never heard of such a ratio either but I thought it would be something to compute here - the ratio of cash and equivalents to current liabilities exceeds 12:1.

         HOW DO THEY DO IT? After going through a total of $40 million in the past two years, over and above capital expenditures and other normal needs, cash and equivalents are greater than 80% of current assets. Whenever I see a balance sheet this exceptional, I know the key to a strong cash position is profitability and in Techne's case, pre-tax profit margins have expanded in all except two of the latest nine years, from nearly 18% to currently almost 48% and appears to have potential for further growth, as their first quarter report indicates better than 20% growth in pre-tax profit on 10% sales growth. With an exceptional product pipeline to accelerate future sales growth, profit margins could expand further, giving not only their earnings, but their balance sheet a continued double boost.

         Last year, Techne was highlighted as the example for our most important criterion: Accounting Procedures: Reliability and Conservatism. Whether it's their ultra-conservative accounting or their exceptionally conservative balance sheet, as growth investors in Techne's excellent future product pipeline, it is even better to have such an outstanding foundation upon which to grow.

BALANCE SHEET: CORPORATE LIQUIDITY

         "LONG-TERM DEBT MUST BE LESS THAN EITHER: A) WORKING CAPITAL, B) CASH AND CASH EQUIVALENTS, OR C) LATEST TWELVE MONTHS' CASH FLOW. `CASH FLOW' MEANS NET INCOME PLUS DEPRECIATION AND AMORTIZATION, I.E., THE DIFFERENCE BETWEEN REVENUES AND ALL CASH EXPENSES (INCLUDING TAXES)."

         The average S&P 500 company, weighted by market value, has massive debt (both long-term and short-term).

         While several companies in our portfolio at year end have no debt at all, the average Z-Seven company, also weighted by market value, has total debt including short-term debt (not part of this criterion) that is less than its working capital.

         U.S. PHYSICAL THERAPY, INC., our fifth largest holding, is a leading operator of physical therapy clinics. In our previous annual report, U.S. Physical Therapy was used as an example of our P/E multiple criterion (the only criterion where two examples are usually given) and despite a 41% increase in price this year, continues to be one of the better values in our portfolio. The year before that, it was our example of Strength of Internal Earnings Growth.

         As a growth company, U.S. Physical Therapy, whose pre-tax profits have expanded nearly 20-fold during the seven years since they first became profitable in 1995, must be analyzed and understood as a retailer of healthcare services, in that it is through their expansion of units in operation that U.S. Physical Therapy derives their growth. Fortunately, as a service provider, no inventories need to be financed, as their units involve an investment of start-up time only and soon become not only profitable but cash flow positive as well. Thus, they have not only been able to grow existing units by 25% annually, but are able to do it without getting themselves leveraged. Quite to the contrary, U.S. Physical Therapy has been able to extinguish its indebtedness through strong cash generation.

         In the latest six years, long-term debt has been reduced from nearly three quarters of working capital and a third of total assets to merely 1% of working capital and less than 1% of total assets; that's a 98% reduction in their long-term debt as a percentage of working capital and total assets.

         Nearly all this improvement has occurred in the latest three years, when their long-term debt as a percentage of working capital shrank from 69% to approximately 1% and as a percentage of total assets from 31% to less than 1%. During the same three years, they have approximately doubled the number of clinics in operation.

         While U.S. Physical Therapy has a minuscule amount of long-term debt, its short-term debt of $2.3 million represents debt that was once long-term and is now coming due. No worry here, as its most recent balance sheet shows cash and equivalents of $14 million (in excess of six times their short-term debt).

PRICE/EARNINGS MULTIPLE AND OWNER DIVERSIFICATION

         "SHARES MUST SELL FOR LESS THAN 10 TIMES OUR ESTIMATED EARNINGS PER SHARE FOR THE CURRENT FISCAL YEAR."

         "LESS THAN 10% OF OUTSTANDING SHARES MUST BE HELD BY INVESTMENT COMPANIES OTHER THAN Z-SEVEN."

         The "Price/Earnings Multiple and Ownership Diversification" criteria are discussed together because greater institutional buying results in a higher price/earnings multiple, while the opposite is true when institutions sell. Institutional ownership data is now more available than it had been in the past. The "Price/Earnings Multiple" criterion is the more relevant of the two requirements. The following examples will therefore focus only on value, using the price/earnings ratio.

         In periods of general undervaluation in the marketplace, a greater number of stocks meet all seven criteria since more stocks sell for under ten times earnings. The opposite has held true during a period of general overvaluation.

         Even after such a difficult year as 2002 was, large-capitalization stocks were clearly overvalued in the market through nearly any historical measure. This was even true for high-techs, which suffered the most.

         WHEN WE LOOKED FOR VALUE THIS YEAR, WHERE DID WE FIND IT? This year, we feel fortunate to have found a new investment in the United States and one in Tokyo, at a 20-year low for that market, among companies still achieving consistent growth in operating earnings, when we had opportunity to invest in them at single-digit price/earnings multiples. Unfortunately, these bargain opportunities in undervalued, consistent growth companies remain in alarming scarcity, even after the serious stock market decline during 2000-2002.

         Most of our largest pre-existing holdings, however, reside in the United Kingdom where some outstanding values can be found. Although Barratt Developments PLC, a British home-building company, was used an example in the previous annual report, it is currently discussed as an example of our Strength of Internal Earnings Growth criterion.

         Still our largest holding and having already discussed it as the example for every single criterion during its eight years in our portfolio, JARDINE LLOYD THOMPSON PLC, despite its being the biggest gainer in the F.T.S.E. 350, with a total return of 377% (source: Datastream) for the 5-year period through 2002, is again one of our two examples of value in today's market.

         Although the 526 pence closing price in 2003 of this steadily growing British insurance broker consolidated previous gains (down nearly 13% for the year), it was a little in excess of ten times our estimate of 50 pence in earnings for the new year. Jardine's cash and equivalents (net of debt) of 456 million Pounds Sterling works out to approximately 238 pence per share. Realizing that 238 pence of its 526 pence price is backed in net cash means that the growth business which generates excess cash in increasing amounts is only valued at 288 pence (526 pence - 238 pence), merely 5.76 times our earnings estimate.

         Granted, after topping the F.T.S.E. 350 for five years, Jardine Lloyd Thompson PLC is not the bargain it once was - when we first bought its shares, its market price was below cash per share. Perhaps investors in 2003 were focused more on stocks with recovery potential, making JLT's steady growth record a little boring by comparison. Nevertheless, given the company's latest outlook statement, "We believe that Jardine Lloyd Thompson is in excellent shape to deliver sustained growth to the shareholders in 2003 and beyond" (source:
6-month report), it seems to be a bargain indeed in today's market, at nearly 6 times expected earnings. By comparison, the best managed American insurance broker that we're aware of is Brown & Brown, which trades at nearly triple this P/E ratio.

         Turning to another example of value in today's market takes us to our single Danish holding (having sold Carlsberg years ago), VT HOLDING, an industrial conglomerate that has been seeking to divest of its poorly performing businesses and use its renewed balance sheet strength from these dispositions to attempt going private. We refused to sell shares at their offered price in 2002, which has worked out well for us in the most recent year, with a 45% increase in share price during 2003. If it were not for an interruption to their growth record in 2001, we would consider adding to our VT Holding investment.

         The year-end price of 270 Danish Kronner multiplies our estimate of earn-ings approaching 90 Kronner per share in 2004 merely by three times. Now, that's value!

SELL DISCIPLINE: BASED UPON THE SAME COMMON SENSE CRITERIA AS FOR STOCK
SELECTION

         Investors often comment that portfolio managers and analysts have many reasons for purchasing shares in a company and never deal with the terms of selling. Not being disciplined in when to sell can be even more dangerous than leaving buy decisions to chance and emotion.

         Our stock selection criteria are designed to minimize investment mistakes by not repeating them. This is a concept that has been the guiding principle for Barry Ziskin as a money manager.

         There are seven events that will cause us to REDUCE OR ELIMINATE shares from our portfolio:

         1. ANY BREACH OF OUR "ACCOUNTING PROCEDURES" CRITERION REQUIRES COMPLETE ELIMINATION. Once a company begins to hype its reported figures, or stops disclosing enough information to make a determination as to how conservatively earnings are reported, it has removed the most important foundation upon which reasonable analysis can be built. We rarely find this rule breached, as most companies which have once met this most important criterion continue to do so.

         While other criteria may cease to be met without having to sell the entire holding, the "Accounting Procedures: Reliability and Conservatism" criterion is the foundation upon which the quality, growth, and value characteristics we seek are based.

         2. THE BREACH OF OUR "CONSISTENCY OF OPERATING EARNINGS GROWTH" CRITERION WILL ALSO RESULT IN COMPLETE ELIMINATION OF OUR HOLDING unless we see good reason to expect this breach, whether realized or anticipated, to be minor or short-term in nature. We look for early warning signs so that, if necessary, we may try to sell the shares before the bad news is out, and the price drops.

         A long-term change in our companies' profitability and growth happens infrequently; so we rarely need to implement it. More often than not, if one of our companies is slowed down by a recession, or has unusually high profits to compare against, it represents a temporary flattening out or "blip" in an otherwise excellent long-term growth record. These companies tend to quickly return to their successful performance. It is our desire to maintain smaller positions in these companies.

         We still take prudent risk-reduction action even in these cases. In those markets benefiting from lower interest rates, we reduce most of our exposure by cutting back these investments to just one third of our targeted position size for stocks that continue to meet the purchase criteria.

         Why do we not just sell them immediately and reinvest all of the proceeds into those stocks that continue to meet all of the criteria? Most often, alarm bells do not ring! We, of course, look for warnings: substantial unloading of shares by key officers; disconcerting conversations with management and others in its industry; new inexperienced operating management replacing successful key people; as well as a multitude of other signs. Unfortunately, by the time we are aware that there will be an interruption in a company's growth pattern, the market price of its shares and the lack of buyers in some thinly traded issues does not offer the seller a real opportunity. In many instances, the stock is at a bargain price due to an overreaction by the market. When this happens, we sometimes have very few shares to sell to reach a new targeted position size, since the price drop already makes them have less importance (in size) to the portfolio at that time. This most often occurs in bear markets and during recessions, when panic runs rampant.

         3. THE BREACHING OF OUR "CONSISTENCY OF OPERATING EARNINGS GROWTH" CRITERION CAN RESULT IN ELIMINATION OF THE POSITION IN ITS ENTIRETY WHEN THE COMPANY'S MANAGEMENT LOSES CREDIBILITY. The position will be sold when reported results are significantly worse than we were led to believe. We can make no reasonable determination of long-term growth potential if we are misinformed by the company in the short term. Following this rule has saved us money many times over the years, and continued to do so this past year.

         4. THE BREACHING OF OUR "BALANCE SHEET: WORKING CAPITAL" CRITERION WILL RESULT IN THE ELIMINATION OF THE INVESTMENT IN THAT COMPANY IF NEGATIVE WORKING CAPITAL IS REPORTED. This rule, while it is important, has very rarely been implemented. A nominal (non-deficit) breach in our working capital criterion due to the seasonal nature of some businesses, or temporary shifts between short-term and long-term debt, is not a serious worry, as long as our other criteria are met. Still, the nominal breach requires the reduction of our exposure to risk by selling the position to one half of the targeted size for stocks that meet all of our other criteria.

         5. RESTRICTIVE MONETARY POLICIES AND EARLY WARNING SIGNS TO FUTURE STOCK PRICES PROVIDED BY DIVERGENT TRENDS IN MAJOR STOCK MARKET INDICES VS. INDIVIDUAL STOCKS (THE BROAD MARKET) REQUIRES US TO ELIMINATE HOLDINGS WHICH HAVE EVEN A SLIGHT INTERRUPTION IN ANNUAL OPERATING EARNINGS GROWTH CONSISTENCY.

         As we explained under "Sell Discipline" rule #2, an inconsistency in operating earnings growth results in a reduction to a one-third position. The remaining position will be completely sold if both monetary policies and divergent market trends are negative. It would take these companies six years to requalify regardless of their ability to resume continuous growth in operating profits. In certain cases, minimal positions are kept in deeply undervalued holdings, awaiting better valuation opportunities, even when both macro-considerations are negative.

         6. WHEN NEGATIVE MONETARY AND DIVERGENT TREND SIGNALS PERSIST, WE ELIMINATE ALL REMAINING STOCKS THAT NO LONGER MEET THE PURCHASE REQUIREMENTS. ALL THOSE CONTINUING TO MEET ALL PURCHASE CRITERIA REMAIN IN OUR PORTFOLIO AS VALUABLE LONG-TERM INVESTMENTS REGARDLESS OF GENERAL ECONOMIC AND STOCK MARKET FACTORS.

         This selling discipline was particularly relevant during 2000. Normally, companies that are well above our buying price, but still continue to show consistent operating earnings growth, are reduced to one-half positions. However, during that year's environment of credit tightening with higher interest rates and the negative divergent market trends continuing to exist, we eliminated those significant holdings that no longer met all our purchase criteria.

         In January 2000, we eliminated seven holdings in growth stocks as discipline #6 caused us to realize profits after their soaring P/Es caused them to exceed our valuation requirement. Five of the seven eliminated were high-technology domestic stocks traded on the NASDAQ (Oracle Systems, AVT Corp., Plexus, Kronos, and Synopsys). Before the year was over, we found an even better price opportunity than ex-isted in January to also sell Avocent (formerly known as Cybex Computer before merger with Apex) and took advantage of the opportunity. The NASDAQ Composite finished that year with its worst annual decline in its entire history and that was only the beginning for this devastating multi-year bear market.

         7. SOMETIMES WE HAVE NO CHOICE! IN THE EVENT OF A TAKEOVER OR GOING-PRIVATE TRANSACTION, OUR DESIRED LONG-TERM HOLDING PERIOD FOR WELL-MANAGED COMPANIES, WHICH CONTINUE TO MEET ALL OF OUR CRITERIA, IS CUT SHORT.

         The high quality growth companies in Z-Seven's portfolio are attractive for potential acquisitions. The companies that meet our criteria are the very best publicly owned businesses we can find. When the shares of some of these companies are trading at less than ten times estimated earnings, potential acquirers may also take notice. In addition, these values may stimulate insiders to take over the company in a management buy-out.

                     THE STRONGEST SEVEN & THE WEAKEST SEVEN
                     =======================================

         In this section, we will discuss our STRONGEST SEVEN, the portfolio's top seven gainers in percent return, ranked from our portfolio's largest investment holding to our smallest. This will be followed by a discussion of the seven lowest performing stocks, our WEAKEST SEVEN, in the same order.

         In keeping with our commitment to long-term analysis, we will continue to include only holdings that have been in the portfolio for the entire year.

                               THE STRONGEST SEVEN
                               ===================

         Just as the year before brought with it a great number of challenging circumstances, the most recent year of 2003 was after a 3-year bear market, finally an easy time.

         Before beginning with this year's best (in order of investment size), I would like to take my hat off to the fine year that many of our largest holdings had.

                           1. BARRATT DEVELOPMENT PLC
                              -----------------------

         The largest of our best performing investments (fourth largest overall), Barratt Development PLC, a housing developer, performed well enough to repeat for the third year in a row, as one of our STRONGEST SEVEN. In fact, its prior year increase of 3%, during a very hard bear market year, came after a 38% jump in share price the year before (42% in local currency), and that does not even include a considerable dividend. This set the stage for a 54% gain in 2003, the least of all seven stocks in this year's section.

         Since first purchased around year-end 1998, Barratt's market price increased more than 30% in just over a year. At that time, as rising interest rates on both sides of the Atlantic made us take a hard look at the risk of each of our holdings, we sold less than half of our shares. Specifically, although Barratt's profits were growing during most of the 1990's, their earnings for the most part were only strong when it had a favorable economic wind at its back. When viewing Britain's last major recession (1989-1992), Barratt was not able to buck the down years, and suffered some miserable years.

         The company is progressing just fine this time, however, when mortgage rates were rising and even in the last recession. As a result, we purchased some 30% more Barratt back in the initial quarter of 2001. For the five years since our first purchase, its share price has nearly tripled, despite difficult market conditions.

         A factor favorably impacting Barratt's price is that it is among the few companies continuing to achieve earn-ings growth in the recent difficult economic environment. It is still a bargain, and I wouldn't be the least bit surprised to see further outstanding performance. That was what we said about Barratt last year and we continue to believe it's true, even after a 54% gain this past year.

         When the Tokyo market sank to 20-year lows in March, 2003, we finally had the opportunity to invest in TIS, Inc. (formerly Toyo Information Systems) at a price meeting our value requirement. The last Japanese Holding, Matsushita Electrical (Panasonic Technics, etc.) was sold in 1989 (14 years earlier) at the height of the Japanese speculative bubble.

         TIS is a standout in that they continued to grow even when the rest of the Japanese economy slowed to a crawl and even managed continuous growth when other I.T. service providers were feeling the post Y2K hangover. Only in our portfolio for nearly 10 months, TIS did not technically qualify for inclusion in this section, despite a 172% gain until year-end, at which point we took profit on half of our holding, reducing its importance to Z-Seven from number two to now our eighth biggest investment.

                               2. UNITED GUARDIAN
                                  ---------------

         United Guardian is the next most important of the STRONGEST SEVEN, accounting for nearly 4% of our equity portfolio market value by the end of the past year. Earnings, mostly from the fully integrated research, manufacturing and marketing of personal care and cosmetic ingredients and pharmaceuticals, have recovered very well this past year from a two-year recession-related slump. Before the slump, United Guardian was successful in multiplying earnings 16-fold over the prior six years. That type of growth appears to be back, as nine-month earnings rose 90% and the latest quarter more than doubled. Full year numbers should easily exceed the previous peak (in 2000), helped by the introduction of a new Lubrajel (perhaps their best known consumer product name brand) line to extend the existing line. The new line is called Lubrajel II and the first product in this line, Lubrajel II XD is being well received. Even before this year's earnings comeback, United Guardian had a sparkling balance sheet with zero debt and a current ratio of 10.4:1.

         All of this has helped United Guardian shares to rise 86% during this past year from $4.20 to $7.81. With earnings up even more, United Guardian is poised for more good news in 2004.

                                3. HUGHES SUPPLY
                                   -------------

         Hughes Supply ranked third in importance (size) among our seven strongest stocks at year-end, as its 82% gain was better than most of our holdings. It concerns me that David Hughes is retiring as C.E.O. and the replacement is someone without any experience with or background with the company. Furthermore, a robust housing market has done nothing to shore up earnings for this building and plumbing products retailer. The stock appears to have risen largely in hopes that a major acquisition just made will prove acretive to earnings. I would rather not take that risk and therefore, as a result of all these factors, just after year-end, we cashed in our Hughes Supply at approximately double what we paid for it 4 1/2 years earlier.

                          4. BALLANTYNE OF OMAHA, INC.
                             -------------------------

         Interestingly, after a difficult period, Ballantyne of Omaha is no longer showing a loss in operating earnings. This was more likely the cause of its poor performance in 2000 when it was among our WEAKEST SEVEN. Many times we have said that last year's weakest seven may well be next year's strongest seven. In 2001, Ballantyne began to rebound from exceptionally undervalued prices, and made it into the STRONGEST SEVEN, with a gain exceeding 44%.

         During 2002, Ballantyne added a gain of nearly 40% to its even better increase, the year before, repeating as a member of the STRONGEST SEVEN.

         For the third year in a row among our strongest seven, Ballantyne saved its best for most recent as its stock nearly quadrupled in price (+282%) in the past year, making it our best performer for the year, and has even begun 2004 well. Unfortunately, it still has yet to recover its loss for us in full, but the continuity and perseverance of management during their hard test, when theater customers for Ballantyne's film projectors were going out of business and closing units, gives us confidence in Ballantyne's long-term future, with no debt and being back on a growth plan.

                               5. BREWIN DOLPHIN
                                  --------------
                             6. INSIGHT ENTERPRISES
                                -------------------
                               7. ABBEYCREAST PLC
                                  ---------------

         These three are among our smallest four holdings, each accounting for less than 1 1/2 % of our net assets, and therefore, these three smallest STRONGEST SEVEN are being discussed together. While two of the three are British (the third American), a common denominator is that they are the three of the four biggest winners (%) of all stocks in our portfolio during the entire year of 2003, with advances ranging from 113% - 145%.

         Fortunately, we sold most of our shares in Brewin Dolphin, during the first year we held them, at a profit, after a sharp rise in its price. Likewise, we sold most of our Insight (an Arizona based marketer of computers and related products and services) shares the first two years we owned them, as the price quickly rose to exceed the maximum our P/E multiple criterion allows. We added to our Insight holding during the first half of 2001. This was when its share price showed us the first opportunity in a long time to have it meet our value requirement for purchase. The price, however, was less when we sold approximately the same number of shares during the last four months of the year. Most were sold during the fourth quarter of 2001 at a loss of less than 10%, when earnings began to slip, breaching our Consistency of Operating Earnings growth criterion. We saved ourselves a much bigger loss in 2002. Still, the "slip" in operating earnings had been slight during 2001 and profits actually rebounded somewhat during 2002, although with other computer stocks suffering from miserable earnings, when they sneezed, Insight stock caught cold. Abbeycrest, our smallest holding, is the only one with serious management issues
- all three companies are suffering somewhat from indigestion caused by recent acquisitions - and Abbeycrest (a leading British jewelry maker) appears to have resolved them all. Last year we said, "perhaps Brewin Dolphin, Insight, Abbeycrest, and other stocks among our WEAKEST SEVEN during 2002 will be among our strongest next year, as has been the case this year and many times before". Sure enough, that's exactly what happened.

                                THE WEAKEST SEVEN
                                =================

         The following stocks were our portfolio's weakest performers for 2003. Again, we will be discussing them in order of size within our portfolio, and only those held for the entire year.

                       1. JARDINE LLOYD THOMPSON GROUP PLC
                          --------------------------------

         Beginning with our largest investment, Jardine Lloyd Thompson (JLT), for every one of the three years of the bear market, had earned a place in the STRONGEST SEVEN. This successful British wholesale insurance broker's share price almost doubled during 2000, which was not exactly the best year for British investments. Still, even during the first nine months of 2001, it held this gain during this difficult period and, with the wind finally at its back during the final quarter of 2001, JLT's share price finished the year up more than 24% in US dollars (nearly 28% in local currency). During the following year of 2002, Jardine Lloyd Thompson gained a further 20%. While the bear market finally got to some excellent stocks during its third year (2002) JLT stood out as an exception. What's more, during the five years from 1997 - 2002, it was the #1 performer among all British F.T.S.E. 350 companies. It has more than quadrupled the price that we first purchased this company in 1995's fourth quarter, some eight years ago.

         As outlined in our buying discipline, we increased our JLT position to a double size a little over five years ago when it traded below the company's cash (less debt) per share. Since then, earnings growth continues steady. Most of JLT's nearly quintupled price gain is attributable to its industry grouping now longer being out of favor with the market. We sold some JLT along the way up, due to the risk of its price no longer being below its cash.

         During 2001, we focused on larger holdings of companies with excellent records of continuous growth extending beyond the six consecutive years necessary to our Consistency of Operating Earnings Growth criterion, back to the last meaningful recession of 1990 - 92. JLT passed this test and, when still an excellent value in early 2001, we added again to our investment.

         Finally, this most recent year, Jardine and all other equities have a friendly environment and ... guess what ...even though both the short-term and the long-term outlook continue to be outstanding ... Jardine's share price actually declined 13% during 2003, putting Jardine Lloyd Thompson in the unaccustomed position of heading up our WEAKEST SEVEN, instead of the STRONGEST SEVEN. In the past, we have enjoyed many a year with our largest holding being our best performer. I am reminded that while Jardine is both our largest investment and our worst performer for the most recent year, that we once (back in 1985) also had a sub-par performance from our largest holding (a U.S. stock that year) and still finished #1 in net asset value performance among all closed-end funds for that year. Only one other holding, besides Jardine, lost money for us in the full year of 2003 and that one by a single-digit percentage.

                                  2. UCB GROUP
                                     ---------

Probably best known for its Zyrtec allergy drug, which despite flat sales in its European home market because of just expired patent protection, this second largest pharmaceutical firm in Belgium continues to grow in the U.S., at the expense of its rivals, such as Allegra and Clarinex. According to Pfizer, who has exclusive U.S. marketing rights to Zyrtec, sales rose 20% for the most recent full year. While Xyzal, a next generation anti-histamine, is being well received in Belgium and France with its post-Zyrtec patent sale, the newest development in allergy treatment has come from a U.S. biotechnology firm which has just sold exclusive rights to UCB.

         This comes on the heels of announcing a huge positive earnings surprise for the fourth quarter and full year. While earnings have been down much of this past year, due to Euro/Dollar currency conversion and flat Zyrtec European sales, a remarkable comeback late in the year has helped UCB to push earnings over the record established the year before. Only four analysts cover this mid-cap beauty and their consensus was for a 7% fall just a day before UCB announced that full year earnings actually ended the year on the plus side, when adjusted for currency movements, earnings actu-ally rose in double-digits and are expected to grow faster than most of the world's leading pharmaceutical companies again in 2004. Most of their current earnings growth is not coming from the allergy side, but rather from a new block busting anti-epileptic drug called Keppra, with Keppra's sales expected to rise more than 40% this new year. With Keppra having been just launched in France and not even in Japan, at this time, the company's goal of over 1 billion Euros a year appears very conservative. Still, the long-term may be more influenced by an innovative allergy drug that not only treats the symptoms, but goes right at their root cause. You know the old saying, "an ounce of prevention is worth a pound of cure."

         We've owned our UCB investment (ninth largest overall) for a bit more than a year and have a 28% gain over this time. During the past year alone, a 20% rise in UCB may not be enough to make it to our STRONGEST Seven. Although actually among our WEAKEST SEVEN for this past year, UCB's 20% gain, with a future that may well be even more rosy, makes it look anything but "weak".

                                   3. BALCHEM
                                      -------

         Back home across the Atlantic, we find the next largest of our WEAKEST SEVEN (tenth largest overall), Balchem, the only stock besides Jardine (-13%) in our entire portfolio that was down (a loss of only 6%) this past year. Most of our WEAKEST SEVEN, therefore, actually rose (from 14% for Forrester Research to 27% for Strattec) for the full year. A very profitable specialty chemicals producer, Balchem has some digestion of its torrid growth in pioneering micro-encapsulate technology to the food and beverage industry, this past year. A combination of hard comparisons from the prior year and growth pains following the 2001 acquisition of an encapsulates and nutritional food unit from a larger company depressed earnings this past year. While the acquisition was an immediate contributor to earnings and helped to accelerate growth, as earnings more than doubled over just the last two years, competition from private label food brands have combined with some post-acquisition indigestion for a 28% fall in nine month earnings for the most recent year (2003), most of which came in the latest quarter's reported profits.

         Soft earnings have undoubtedly hurt Balchem this past year. While fourth quarter results have not yet been released, cost control measures and a new strategic partnership with David Michael, a force in the flavor business, give cause for optimism for 2004 as well as the long term.

                              4. STRATTEC SECURITY
                                 -----------------

         Our next largest in this section is Strattec Security, a developer of ignition systems for the major automobile makers.

         The year before last, Strattec was one of our STRONGEST SEVEN with a price increase of 14%. Last year, in an even more difficult stock market year,Strattec gained a further 36%, helped by better than expected earnings and by new products being introduced and has earned a place again among the STRONGEST SEVEN. This year, even with another rise of 27%, Strattec is instead among our WEAKEST SEVEN ironically, for this steady performer.

                               5. NATIONAL DENTEX
                                  ---------------
                                  6. NOVARTIS
                                     --------
                             7. FORRESTER RESEARCH
                                ------------------

         These three are among our smaller holdings, each accounting for less than 2% of our net assets and therefore, like the smallest three of our STRONGEST SEVEN, these three smallest WEAKEST SEVEN are being discussed together.

         National Dentex, one of the largest American operators of dental laboratories, services 16,000 dentists with bridges, caps and a full range of dental prosthetic appliances, has been acquiring little mom-and-pop labs in this highly fragmented industry and benefiting from the economies of scale in purchasing materials and training staff. Over the past couple of years, a flattening in growth has been experienced, probably the reason that these shares were "only" up 23% in 2003, making it one of our WEAKEST SEVEN. However, subsequent to year-end, National Dentex reported its first quarter of substantial year-to-year growth in earnings since 2001 and it may bode well for this stock to become one of our strongest performers in the new year. Novartis, the giant Swiss pharmaceutical company, was originally Sandoz when we first invested in it and later merged in fellow Swiss drug company Ciba Geigy and may ultimately do the same with the third large Swiss company in this industry, Roche. Its consistent earnings growth has made it a stellar performer in some difficult markets, but "merely" up 24% in 2003 places Novartis among our WEAKEST SEVEN. Finally, Forrester Research, an American pioneer in independent research on changes technology brings to business is beginning to achieve growth again, much like National Dentex, in this case though, after a severe slump in Internet related information technology spending. Its 14% gain in 2003 hardly reflects the upturn in its business, leading me to believe that it also may be among our strongest in the new year.

         Novartis and National Dentex have been Z-Seven investments for about twelve years. Forrester is a relative newcomer, in our portfolio for less than three years thus far. All three have sparkling balance sheets, with National

Dentex and Forrester debt free' despite having made recent acquisitions. In fact, Forrester's cash and equivalents alone is more than triple all liabilities except deferred revenue, which is finally up again, a good sign for the future.

         More than 40% of our National Dentex was sold less than a year after they were bought, as a rise in the price took it beyond the bargain prices we require for purchase and its stock price is now almost triple what we first paid. On Novartis, we also profited from sales made many years ago. The shares we still own are up about five-fold from where we bought them. Only on Forrester do we still have a small loss (less than 7% at year end). Keep in mind that this has been through a horrific period for investing in the U.S. Internet related tech stocks (less than three years). Perhaps, just as Brewin Dolphin, Insight and Abbeycrest rebounded from our WEAKEST SEVEN the prior year to our STRONGEST SEVEN this past year, National Dentex, Novartis and/or Forrester will do so in the coming year.

                      PERFORMANCE AND FINANCIAL INFORMATION
                      =====================================

In the table below, we have outlined earnings growth, balance sheet statistics, and share price performance for Z-Seven Fund's TWELVE LARGEST INVESTMENTS AT YEAR-END (comprising 78% of our common stock market value).

                                       EARNINGS GROWTH         CURRENT
                                                              BALANCE SHEET
                                    (1992 - 2002) (a)          Total Debt       US DOLLAR
                                    # of
                                    Down      Annually   (long- and short-term)         SHARE PRICE
                                    Years    Compounded         as % of         ----------------------------
                                     for      Earnings          Working         Year End  Year End     %
                                  Earnings   Growth Rate        Capital           2002      2003    Change
                                 ---------------------------------------------------------------------------
1.  Jardine Lloyd Thompson PLC        0         + 21%              5%           10.7702   9.3896      -13%
2.  Rathbone Bros. PLC                2         + 14%             71%           8.9416    13.2187     +44%
3.  Techne Corp.                      0         + 27%             11%           28.568    37.84        32%
4.  Barratt Development PLC           0         + 30%              4%           6.2994    9.6775      +54%
5.  U.S. Physical Therapy, Inc.       0 (b)     + 52% (b)         10%           11.15     15.73       +41%
6.  Factset Research, Inc.            0         + 31%          NO DEBT !        28.27     38.21        35%
7.  VT Holding                        1         + 40%             45%           31.8242   46.0343      45%
8.  TIS, Inc.                         0 (c)     + 30% (c)         203%              New Investment (d)
9.  UCB                               0         + 22%             34%           31.461    37.5956     +20%
10. Balchem Corp.                     0         + 48%             64%           24.3      22.8         -6%
11. Roxboro Group PLC                 2         + 5%              35%           2.9679    4.2218       42%
12. United Guardian, Inc.             3         + 13%          NO DEBT !        4.2       7.81        +86%

WEIGHTED AVERAGE FOR TOTAL
EQUITY STOCKS HELD IN Z-SEVEN'S
PORTFOLIO AT YEAR END, 12/31/03      3/4         26%              91%                                 +42%

S&P 500 STOCK INDEX                   2          4%              1570%           879.82    1111.92    +26%






(a) Companies which have fiscal years reported for 2002 have been updated to 1992-2002.
(b) U.S. Physical Therapy's first profitable year was 1995, used as a base year for these calculations.
(c) TIS Inc.'s first profitable year was 1996, used as a base year for these calculations.
(d) TIS Inc.'s share price rose 172% since first purchased March 7, 2003.

                           SPECIAL FEATURE OF THE FUND
                           ===========================

BONUS/PENALTY PERFORMANCE INCENTIVE

         Z-Seven's net asset value performance (after expenses) must exceed the S&P 500 by ten percentage points (as an example: 15% for Z-Seven vs. 5% for the S&P 500) for the Adviser to earn a minimum quarterly bonus of one quarter of one percent.

         This unique bonus/penalty arrangement between Z-Seven and its Adviser is not just theoretical. It is one resulting in actual payments to or by Z-Seven's Adviser. As recently as 2001, the Adviser paid performance penalties totaling $139,003.

         During the most recent year 2003, our excellent performance earned the Adviser bonuses of $19,820 for the year

         The performance arrangement compares Z-Seven's net asset value (even after all ordinary expenses) vs. an expense-free S&P 500 for the latest 12-month period.

Special bonus/penalty incentive:

----------------------------------------------------------------------------
            Trailing 12 months                              Quarterly
            % Point Difference                          Bonus/Penalty
            ------------------                          -------------
                   0 to   9.9                                      0%
                   10 to 14.9                                    1/4%
                   15 to 19.9                                    3/8%
                   20 to 24.9                                    1/2%
                   25 to 29.9                                    5/8%
                   30 to 34.9                                    3/4%
                   35 to 39.9                                    7/8%
                   40 to 44.9                                      1%
                   45 to 49.9                                  1 1/8%
                   50 to 54.9                                  1 1/4%
                   55 to 59.9                                  1 3/8%
                   60 to 64.9                                  1 1/2%
                   65 to 69.9                                  1 5/8%
                   70 to 74.9                                  1 3/4%
                   75 to 79.9                                  1 7/8%
                   80 to 84.9                                      2%
                   85 to 89.9                                  2 1/8%
                   90 to 94.9                                  2 1/4%
                   95 to 99.9                                  2 3/8%
                  100 or more                                  2 1/2%
----------------------------------------------------------------------------

                       INVESTMENT OBJECTIVES AND POLICIES
                       ==================================

         The investment objective of the Fund is long-term capital appreciation through investment in quality growth companies whose shares are undervalued.

FOREIGN SECURITIES

         The Fund may invest up to 100% of its total asset value in securities of foreign issuers. Only developed markets, not emerging markets, are considered safe for our global diversification. As a result, in our own Western Hemisphere, we invest in the U.S. and Canada only (not in Latin America). In Europe, we invest only in Western and Northern nations, not in Eastern countries. In the Pacific, we have only invested in Japan and Australia. We do not invest in Africa or Asia (other than Japan).

OPTIONS ON STOCK INDICES AND

INDEX FUTURES

         The Fund may purchase and sell call and put options on stock indices and index futures traded on U.S. or foreign stock exchanges as an alternative method of hedging market fluctuations, or to hedge against the possible opportunity cost of a large cash holding. Purchases and sales of options will also be made to close out open option positions.

FOREIGN CURRENCY CONTRACTS

         The Fund currently engages in hedging as a means of risk protection against losses due to adverse currency fluctuations. To this extent, the Fund engages in transactions using forward currency exchange contracts. Since there is no initial payment or any cash payments on daily mark-to-markets using foreign currency contracts, this hedging method gives the Fund the ability to invest all of its assets in common stocks.

NET ASSET VALUE CALCULATION

         While it remains our intent to publish our Net Asset Value (NAV) weekly, there may be instances when we are unable to do so.

SHARE REPURCHASES

         Notice is hereby given, in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, at market prices, from time to time, shares of its common stock in the open market. Please, see "Share Repurchases" on page 4 of the LETTER TO OUR SHAREHOLDERS.

                               GENERAL INFORMATION
                               ===================

THE FUND

         Z-Seven Fund, Inc. is a non-diversified, closed-end management investment company whose shares trade on Over-the-Counter Pink Sheets (in anticipation of the consideration of converting into an open-end fund) and on the Pacific Exchange. The Board considered the increased listing fees being charged by NASDAQ for small-cap listing and its potentially limited remaining time as a closed-end fund.

         The Fund is managed by TOP Fund Management, Inc., (the Adviser), whose president is Mr. Barry Ziskin.

SHAREHOLDER INFORMATION

         Net asset value and market price information about the Fund shares are published each Monday in Barron's and The Wall Street Journal. For a current quote of the stock price, shareholders can contact stock brokers and/or automated quoting systems. The Fund may be contacted directly for latest net asset value.

         Very often shares can be bought or sold for a more advantageous price on either (but not both) of the markets. Be sure to get quotes on both the ZSEV (O-T-C Pink Sheets) and ZSE (Pacific) before you place your order. As a thinly-traded stock, shareholders are encouraged to consult brokers regarding best execution, including the possibilities of limit orders to achieve this goal.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS

         A dividend and capital gains reinvestment program is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock.

         Shareholders who wish to participate in the program and have physical possession of their share certificates (holders of record) should contact Wells Fargo Bank, N.A. Shareowner Services, our Transfer Agent, at (800) 468-9716. Shareholders who do not have physical possession of their share certificates (street name) should call their broker or custodian.

         Deemed distributions of taxes we pay on long-term capital gains are not part of this plan.

Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003

-------------------------------------------------------------------
INVESTMENT SECURITIES (a)                       SHARES        VALUE
-------------------------------------------------------------------
COMMON STOCKS
-------------------------------------------------------------------
BIOTECHNOLOGY - 7.5%
  Techne Corp. (b)                              18,400   $  696,256
                                                       ------------
                                                            696,256
                                                       ------------
BUILDING & MATERIALS - 9.4%
  Barratt Developments PLC                      69,100      668,713
  Hughes Supply, Inc.                            4,200      208,404
                                                       ------------
                                                            877,177
                                                       ------------
COMPUTER SALES & SERVICES - 6.1%
  Insight Enterprises, Inc. (b)                  6,080      114,304
  TIS, Inc.                                     13,300      448,663
                                                       ------------
                                                            562,967
                                                       ------------
CONFECTION - 2.1%
  Lindt & Sprungli AG                              230      191,002
                                                       ------------
                                                            191,002
                                                       ------------
ELECTRONIC COMPONENTS - 3.9%
  The Roxboro Group PLC                         86,084      363,426
                                                       ------------
                                                            363,426
                                                       ------------
HEALTH & FITNESS PRODUCTS - 16.3%
  Balchem Corporation                           17,200      392,160
  National Dentex Corporation (b)                8,100      194,400
  Novartis AG                                    3,960      179,274
  UCB                                           11,622      436,937
  United Guardian, Inc.                         40,400      315,524
                                                       ------------
                                                          1,518,295
                                                       ------------
HEALTH SERVICES - 5.9%
  U.S. Physical Therapy, Inc. (b)               34,850      548,190
                                                       ------------
                                                            548,190
                                                       ------------
INFORMATION & RESEARCH SERVICES - 7.2%
  Factset Research, Inc.                        14,000      534,940
  Forrester Research (b)                         7,600      134,900
                                                       ------------
                                                            669,840
                                                       ------------
INSURANCE BROKERS - 9.3%
  Jardine Lloyd Thompson Group PLC              91,600      860,090
                                                       ------------
                                                            860,090
                                                       ------------
INVESTMENT MANAGERS - 9.7%
  Brewin Dolphin PLC                            89,500      132,606
  Rathbone Brothers PLC                         58,000      766,683
                                                        -----------
                                                            899,289
                                                        -----------
MANUFACTURING - AUTO & INDUSTRIAL - 7.2%
  Strattec Security Corporation (b)              3,500      213,185
  VT Holding A/S (Class B)                       9,965      458,732
                                                       ------------
                                                            671,917
                                                       ------------
RETAIL - 1.1%
  Westfair Foods                                   360       99,975
                                                       ------------
                                                             99,975
                                                       ------------


             See accompanying notes to financial statements.

Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003

-------------------------------------------------------------------
INVESTMENT SECURITIES (a)                       SHARES        VALUE
-------------------------------------------------------------------
COMMON STOCKS
-------------------------------------------------------------------
OTHER - 1.7%
  Abbeycrest PLC                                10,000       13,388
  Ballantyne of Omaha, Inc. (b)                 50,505      146,465
                                                       ------------
                                                            159,853
                                                       ------------
-------------------------------------------------------------------
TOTAL COMMON STOCKS - 87.4%
  (Cost $5,812,358)                                      $8,118,217
-------------------------------------------------------------------

-------------------------------------------------------------------
 OPTIONS                                     CONTRACTS
-------------------------------------------------------------------
  Nasdaq Mini 100 Index Puts                       420     $550,200
-------------------------------
TOTAL OPTIONS - 5.9%
                                                      -------------
    Total (Cost $835,700)                                  $550,200
-------------------------------------------------------------------

-------------------------------------------------------------------
TOTAL INVESTMENT IN SECURITIES - 93.3%
  (Cost $ 6,648,058)                                     $8,668,417
-------------------------------------------------------------------
CASH, RECEIVABLES, AND OTHER ASSETS
  LESS LIABILITIES - 6.7%                                  $620,326
-------------------------------------------------------------------
NET ASSETS - 100.0%
  (Equivalent to $4.96 per share based
  on 1,872,592 shares of capital stock
  outstanding)                                           $9,288,743
===================================================================

(a)  Percentages based on net assets of $9,288,743.
(b)  Non-income producing investment.
(c) Aggregate cost for federal income tax purposes was the same as for book purposes, $6,648,058 at December 31, 2003. Net unrealized appreciation for all securities was $2,020,359. This consisted of aggregate gross unrealized appreciation of $2,664,963 of securities with an excess of fair value over tax cost and aggregate gross unrealized depreciation of $644,604 of securities with excess tax cost over fair value.

-------------------------------------------------------------------
COMMON STOCKS BY COUNTRY
-------------------------------------------------------------------
  PERCENT   COUNTRY                                           VALUE
-------------------------------------------------------------------
    43.1    United States                               $ 3,498,728
    34.5    United Kingdom                                2,804,906
     5.7    Denmark                                         458,732
     5.5    Japan                                           448,663
     5.4    Belgium                                         436,937
     4.6    Switzerland                                     370,276
     1.2    Canada                                           99,975
-------------------------------------------------------------------
   100.0%                                               $ 8,118,217
-------------------------------------------------------------------


           See accompanying notes to financial statements.

Z-Seven Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2003

ASSETS

Investments in securities, at
  value (identified cost $6,648,058)           $  8,668,417
Cash                                                760,541
Receivables
  Dividends and interest                             20,956
Securities sold                                     158,659
Other assets                                          1,182
                                             --------------
Total assets                                      9,609,755
                                             --------------
LIABILITIES

Payables
  Foreign exchange - contracts                      266,568
  Due to investment advisor                          15,107
Other accrued expenses                               39,337
Total liabilities                                   321,012
                                             ==============
NET ASSETS                                     $  9,288,743
                                             ==============
NET ASSETS REPRESENTED BY
Capital stock, $1.00 par value:
  7,700,000 shares authorized,
  3,268,858 shares issued                        $3,268,858
Additional paid-in capital                       20,096,964
Treasury stock,
  1,396,266 shares, at cost                     (10,809,759)
                                             --------------
                                                 12,556,063
Accumulated net realized loss on
  investments, options and currency
  transactions                                   (5,021,111)
Net unrealized gain on investments,
  options and currency translations               1,753,791
                                             --------------
NET ASSETS (EQUIVALENT TO $4.96 PER
  SHARE BASED ON 1,872,592 SHARES
  OF CAPITAL STOCK OUTSTANDING)                $  9,288,743
                                             ==============

Z-Seven Fund, Inc.
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

INVESTMENT INCOME
Dividends, net of nonreclaimable
  foreign taxes of $15,128                     $    146,443
Interest                                              2,485
                                             --------------
Total investment income                             148,928
                                             --------------
EXPENSES
Investment advisory base fee                        104,832
Net performance bonus                                19,820
Compensation and benefits                            71,534
Transfer agent fees                                  10,842
Professional fees                                    20,887
Custodian fees                                        8,001
Printing and postage expenses                        10,001
Office expenses                                      31,183
Insurance expense                                     1,398
Directors' fees and expenses                         25,502
Dues and filing fees                                 18,010
Shareholder relations                                 6,525
Rent expense                                         20,108
                                             --------------
Total expenses                                      348,643
                                             --------------
Expenses reduced through offset
  arrangements                                      (12,593)
Expense reimbursement from
  Adviser                                           (13,723)
                                             --------------
Net expenses                                        322,327
                                             --------------
Net investment loss                                (173,399)
                                             --------------
REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net realized loss on investments,
  options and currency transactions                (547,640)
Change in unrealized gain of
  investments, options and currency               2,301,541
  translations
                                             --------------
Net gain on investments, options,
  and currency transactions                       1,753,901
                                             --------------
Net increase in net assets
  from operations                              $  1,580,502
                                             ==============


      See accompanying notes to financial statements.

Z-Seven Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS
Years Ended December 31, 2003
and December 31, 2002
49

                                              2003           2002
                                         --------------------------
NET ASSETS,
Beginning of Year                        $ 7,708,241    $ 8,354,243
                                         --------------------------

OPERATIONS
Net investment loss                         (173,399)      (206,285)
Net realized gain (loss) on
  investments, options and
  currency transactions                     (547,640)     1,425,537
Change in unrealized
  gain (loss) of investments,
  options, and currency
  transactions                             2,301,541     (1,506,354)
                                         --------------------------
Net increase (decrease) in
  net assets from
  operations                               1,580,502       (287,102)
                                         --------------------------

SHARE TRANSACTIONS
Treasury stock purchases                           0       (358,900)
Reinvested dividends and
  distributions                                    0              0
                                         --------------------------
Decrease in net assets
  from share transactions                          0       (358,900)
                                         --------------------------
Net increase (decrease)
  in net assets                            1,580,502       (646,002)
                                         --------------------------
NET ASSETS,
End of Year                              $ 9,288,743    $ 7,708,241
                                         ==========================


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Z-Seven Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company incorporated under the laws of Maryland on July 29, 1983, and became a publicly traded company on December 29, 1983.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION - Securities traded on national securities exchanges, other than the London Stock Exchange, are valued at the last sale price or, in the absence of any sale, at the closing bid price on such exchanges or over the counter, except VT Holding A/S which is valued at the midpoint between the bid and the ask. Securities traded on the London Stock Exchange are valued at the mid-close price. Options are valued at the last bid price. If no quotations are available, the fair value of securities is determined in good faith by the Board of Directors (the Board). Temporary investments in short-term money market securities are valued at market based on quoted third-party prices. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the date of valuation.

     FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment taxable income, if any, annually.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.

     Investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally ac-cepted in the United States of America. These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Due to the tax treatment of certain income and capital gain items, as of December 31, 2003, the Fund has decreased accumulated net investment loss by $173,399, decreased accumulated realized capital loss by $479,791 and decreased paid in capital by $653,190. Net assets were not affected by this reclassification.

     SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

     FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and

     (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

     Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period. When foreign securities are purchased or sold, the Fund acquires forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions. Foreign dividends are shown net of foreign exchange gains or losses, which arise when currency gains or losses are realized between the ex-dividend and payment dates on dividends.

     FORWARD CURRENCY CONTRACTS - As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) on investments, options and currency transactions in the Statement of Operations.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and contingent liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 2 - TREASURY STOCK TRANSACTIONS

     From January 1, 2001 through December 31, 2003, the Board of Directors authorized the following purchases of the Fund's capital shares on the open market:

                                                               Average
  Year            Number of                Cost                Discount
                    Shares                                    Per Share
--------------------------------------------------------------------------
  2002              85,000             $ 358,900               $ 0.16
  2001              56,700             $ 334,859               $ 0.12

     In 1996, the Fund established a distribution reinvestment plan (DRIP) to allow shareholders to reinvest their distributions in shares of the Fund. When the Fund is selling at a premium, distributions will be reinvested at the greater of net asset value or 95% of the market price. When the Fund is selling at a discount, distributions will be reinvested at market price. On October 26, 2001 distributions of $41,693 were reinvested into 9,857 additional shares of the Fund at a net asset value of $4.23 per share.

     In 1992, the Fund reissued all of its existing treasury stock in addition to newly issued stock in a private placement of shares to Agape Co., S.A. in exchange for securities which were generally the same as those contained in the Fund's portfolio. A total of 698,210 unregistered Fund shares were issued to Agape in the transaction at a slight premium to net asset value. The federal income tax basis of the securities received by the Fund in this transaction was equivalent to the market value of those securities on the date of the transaction. At December 31, 2003 pursuant to filings with the SEC, Agape owned 16.47% of the Fund shares outstanding. The Fund is obligated to register these shares for sale in the open market upon Agape's request. Previous negotiations for the repurchase of these shares by the Fund have been discontinued.

NOTE 3 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from sales of investment securities (excluding short-term money market securities and options) during the year ended December 31, 2003, were:

                              Common Stocks               Treasury Bills
                              -------------               --------------
 Purchases                     $ 416,402                       $ 0
 Sales                         $ 769,778                       $ 0

 NOTE 4 - FOREIGN CURRENCY CONTRACTS

     At December 31, 2003, the Fund had the following open forward currency contracts:

 Settlement     Currency to      Currency to      Unrealized
    Date          Receive          Deliver       Depreciation
-----------------------------------------------------------------
 2/27/04       $ 2,163,573        1,217,063       $ 204,771
                                   British
                                   Pounds

                                   638,326
 5/25/04           516,445      Swiss Francs         61,797
               -----------                        ---------
               $ 2,680,018                        $ 266,568
=================================================================

NOTE 5 - OPTIONS TRANSACTIONS

     The Fund may purchase and sell call and put options on stock indices that are traded on national securities exchanges as a method of hedging market fluctuations or to hedge against the possible opportunity cost of a large cash holding. The Fund may liquidate the call and put option purchased or sold by effecting a closing sale transaction (rather than exercising the option). This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold. There is no guarantee that the closing sale transaction can be effected. The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price is less than the premium paid.

     An option may be closed out only on an exchange which provides a market for options on the same index and in the same series. Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit.

     The cost of option contracts purchased, and the proceeds from option contracts sold during the year ended December 31, 2003 were $4,731,810 and $3,919,940, respectively.

NOTE 6 - LEASE COMMITMENTS

     The Fund is obligated under a three-year operating lease extension for its Mesa, Arizona corporate office, which expires on June 30, 2004. Minimum lease payments due are outlined in the following table.

Year ended December 31:
  2004                                      13,383
                                       ------------
Total minimum lease payments               $13,383
                                       ------------

                                       ============

     Rent expense for the year ended December 31, 2003 was $20,108.  See Note
12.

NOTE 7 - INVESTMENT ADVISORY FEES AND PERFORMANCE BONUS/PENALTIES

     TOP Fund Management is the Fund's investment adviser (the "Adviser"). Under an agreement between the Fund and the Adviser, the latter supervises the investments of the Fund and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Adviser. The agreement provides for base management fees ("base fees") equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund. For the year ended December 31, 2003, the base fees aggregated $104,832.

     In addition to the base fees, the Adviser will receive a bonus for extraordinary performance or pay a penalty for underperformance. The bonus/penalty performance arrangement uses the S&P 500 as a measure of performance against which the Fund's net asset value's performance will be measured. The bonus/penalty is payable at the end of each calendar quarter and will not exceed

2.5% of the average daily net assets in the calendar quarter. The performance penalty can exceed the base fees. The bonus/penalty arrangement will not become operative unless the performance of the Adviser exceeds, either positively or negatively, the S&P 500 percentage change during the same period of time by more than 10%. For the year ended December 31, 2003, the performance bonus aggregated $19,820.

     The agreement also provides that if the Fund's expenses on an annual basis (including the base fees, but excluding any bonus or penalty payments, taxes, interest, brokerage commission, and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of the average daily net assets in excess of $20,000,000, the Adviser shall reimburse the Fund for any such excess up to the aggregate amount of the base fees. For the year ended December 31, 2003, an expense reimbursement of $13,723 was required.

NOTE 8 - DISTRIBUTIONS TO SHAREHOLDERS

     There were no distributions paid during the years ended December 31, 2003 and 2002. As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income:                   0
Capital loss carry-forwards:            (5,098,780)
Unrealized appreciation of
  securities:                            1,753,791
Post-October capital losses
  deferred                                (207,831)
Unrealized loss on options                 285,500
                                     -------------
Total                                   (3,267,320)
                                     =============

NOTE 9 - FEDERAL INCOME TAX INFORMATION

     At December 31, 2003, the Fund had a capital loss carry-forward of $5,098,780, which is scheduled to expire on December 31, 2009. The carryover will offset any future net capital gains and no capital gain distributions will be made until the capital loss carry-forward has been fully utilized or expires.

NOTE 10 - RELATED PARTIES

     Directors of the Fund who are not officers or otherwise affiliated with the Adviser are paid $500 per meeting plus out-of-pocket expenses. Audit Committee members were paid $500 ($750 for the Chairperson), plus reimbursement of expenses, for each Committee meeting a member attended. The maximum amount the Fund will pay per year to each member for Audit Committee meetings is $3,300 ($4,500 for the Chairperson).

     At December 31, 2003, Barry Ziskin, an officer and director of the Fund, owned 579,083 shares of the Fund's capital stock, which represent 31% of the total Fund shares. He is also an officer and director of the Adviser.

NOTE 11 - EXPENSE OFFSET ARRANGEMENT

     Through an arrangement with Standard & Poor's Securities ("S&P"), commissions paid to S&P earn soft dollar credits. The Adviser may direct S&P to use the credits to pay certain Fund expenses. For the year ended December 31, 2003, $12,593 credits were used toward the payment of office expenses of the Fund.

NOTE 12 - EXPENSE ALLOCATION

     The Board reviews on an annual basis any expenses the Fund shares with the Adviser and its affiliates. The Board has approved allocating shared expenses and employment compensation for Fund employees who are not regular employees of the Adviser or its affiliates based generally on the ratio of assets under management between the Fund and the Adviser's affiliates, subject to annual review by the Board and a maximum allocation of any particular expense to the Fund of 75%.

RESULTS OF VOTING (UNAUDITED)
-----------------------------

No shareholders meeting was held in 2003.

INFORMATION ABOUT DIRECTORS AND OFFICERS (UNAUDITED)

Name, (Age)                    Positions Held     Served          Principal Occupation(s)
-----------                    --------------     ------          -----------------------
and Address                       With Fund        Since        During the Past Five Years
-----------                       ---------        -----        --------------------------
Alan Mevis (57)                   Director        9/30/02      Fine Art Photographer (1993-present)
3411 N.E. Morris Street                                        Arbitrator, NASD-Dispute Resolution
Portland, OR 97212                                             (1997-present) Portland, Oregon

Lydia Moore (42)                  Director        5/13/02      Brokerage Director
15113 E. Marathon Drive                                        Brokers Alliance, Scottsdale, AZ
Fountain Hills, AZ  85268                                      (3/97-present)

Dr. Jeffrey Shuster (51)          Director        3/16/86      President & CEO,
32 East Ridge Court                                            Jeffrey Shuster, DDS, PC
Cheshire, CT 06410                                             A Professional Corporation
                                                               (1981-present)

Barry Ziskin (51) (1) (2)         Director,       9/16/83      President, Ziskin Asset
1819 S. Dobson Rd., #109         President,                    Management, Inc. (1975-present);
Mesa, AZ  85202                   Treasurer                    President, TOP Fund Management,
                                                               Inc. (1983-present)

Rochelle Ziskin (49) (1) (3)      Director        4/08/85      Assoc. Professor (2000-present), Asst.
4206 W. 74th Street                                            Professor (1994-2000) Univ. of
Prairie Village, KS  66208                                     Missouri - Kansas City

Beth Alexander (46)               Secretary      12/20/02      2002-present
1819 S. Dobson Rd., #109                                       Senior Accountant, SEC reporting
Mesa, AZ  85202                                                People's Bank of California
                                                               (1997-2001)


(1)  Considered "Interested Persons" of the Fund
(2) Mr. Ziskin is the principal executive officer and only director of the Fund's Investment Adviser and its affiliate.
(3)  Ms. Ziskin is the sister of Barry Ziskin.

Z-Seven Fund, Inc.
FINANCIAL HIGHLIGHTS

The following represents selected data for a share outstanding throughout the year. All share and per share data has been adjusted to reflect the two-for-one stock split in December 1997. Financial Highlights include twelve years of information.

------------------------------------------------------------------------------------------------------
For the year ended December 31,                                    2003        2002        2001
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $4.12       $4.27       $6.92
                                                                ------------------------------------
Net investment income (loss)                                        (0.10)      (0.11)      (0.04)
Net realized and unrealized gains (losses) on investments
  and currency transactions before income taxes                      0.95      (0.05)      (2.35)
                                                                ------------------------------------
Total increase (decrease) from investment operations                 0.84      (0.16)      (2.39)
Distributions to shareholders from net investment income              -0-         -0-      (0.04)
Distributions to shareholders from net capital gains                  -0-         -0-      (0.22)
Income taxes on capital gains paid on behalf of
  Shareholders                                                        -0-         -0-         -0-
Impact of treasury stock repurchases                                  -0-        0.01         -0-
Capital contribution                                                  -0-         -0-         -0-
                                                                ------------------------------------
Net increase (decrease) in net asset value                           0.84      (0.15)      (2.65)
                                                                ------------------------------------
Net asset value, end of year                                        $4.96       $4.12       $4.27
                                                                ====================================

Per share market value, end of year                                $ 4.76      $ 3.26      $ 4.19
Total investment return (a)                                          46.0%     (22.2%)     (38.7%)
Ratio of expenses before performance bonus/penalty to
  average net assets (c)                                             3.8%        3.9%        4.0%
Ratio of expenses to average net assets (c)                          4.0%        4.2%        2.8%
Ratio of net investment income (loss) to average
  net assets                                                        (2.2%)      (2.5%)      (0.7%)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             5.84%       38.8%       74.6%
------------------------------------------------------------------------------------------------------
Number of shares outstanding, end of year (in 000's)                1,873       1,873       1,958
Net assets, end of year (in 000's)                                  9,289       7,708       8,354
------------------------------------------------------------------------------------------------------

(a) Based on market price per share with dividends, distributions, and deemed distributions reinvested at lower of net asset value or closing market price on the distribution date.
(b) Calculations based on weighted average number of shares outstanding of 2,588,376 for the year.
(c) Ratios reflect expenses gross of expense offset arrangements and waivers for the years ended December 31, 1995 through December 31, 2003. Ratio of expenses net of expense waivers to average net assets is 3.5% for the year ended December 31, 2003.
(d) Total investment return without the capital contribution would have been 33.2%.

------------------------------------------------------------------------------------------------------
    2000       1999        1998       1997       1996       1995       1994        1993     1992(b)
------------------------------------------------------------------------------------------------------
    $7.57      $7.80      $7.55      $8.20      $8.74      $8.32       $8.50      $7.56      $8.83
---------------------------------- ---------- -------------------------------------------------------
     0.05       0.10        -0-       0.11      (0.06)      0.06       (0.08)      0.06       0.02

    (0.62)     (0.28)      0.55       1.05       1.01       1.88       (0.07)      1.11      (1.29)
---------------------------------- ---------- -------------------------------------------------------
    (0.57)     (0.18)      0.55       1.16       0.95       1.94       (0.15)      1.17      (1.27)
    (0.11)       -0-      (0.06)     (0.05)     (0.03)     (0.44)        -0-        -0-        -0-
      -0-      (0.05)     (0.12)     (1.38)     (1.46)     (1.08)        -0-        -0-        -0-

      -0-        -0-      (0.12)     (0.45)       -0-        -0-       (0.03)     (0.23)       -0-
     0.03        -0-        -0-        -0-        -0-        -0-         -0-        -0-        -0-
      -0-        -0-        -0-       0.07        -0-        -0-         -0-        -0-        -0-
---------------------------------- ---------- -------------------------------------------------------
    (0.65)     (0.23)      0.25      (0.65)     (0.54)      0.42       (0.18)      0.94      (1.27)
---------------------------------- ---------- -------------------------------------------------------
    $6.92      $7.57      $7.80      $7.55      $8.20      $8.74       $8.32      $8.50      $7.56
================================== ========== =======================================================

   $ 7.25     $ 7.69      $8.00     $11.00     $10.25     $11.13       $8.25      $9.13      $8.50
     (4.2%)     (3.2%)    (24.5%)     34%(d)      8.9%      58.3%       (9.3%)     10.2%     (20.9%)

      3.4%       3.2%       3.8%       3.0%       3.2%       2.9%        2.7%       2.9%       3.5%
      3.1%       0.5%       1.5%       1.0%       3.0%       2.0%        3.0%       2.1%       2.4%

      0.4%       1.2%      (0.2%)      1.1%      (0.6%)      0.9%       (0.8%)      0.7%       0.2%
------------------------------------------------------------------------------------------------------
      0.0%      14.9%      73.1%     111.3%      66.4%      36.1%       17.5%      42.1%      17.9%
------------------------------------------------------------------------------------------------------
    2,004      2,322      2,545      2,671      2,785      2,771       3,032      3,188      3,269
   13,881     17,569     19,855     20,161     22,841     24,220      25,241     27,097     24,714
------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

                         REPORT OF INDEPENDENT AUDITORS
                         ==============================

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
Z-SEVEN FUND, INC.

We have audited the accompanying statements of assets and liabilities of the Z-Seven Fund, Inc., including the schedule of investments, as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the prior years in the period ended December 31, 2001 were audited by other auditors whose report dated January 25, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Z-Seven Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                        /s/ TAIT, WELLER & BAKER

                                                            TAIT, WELLER & BAKER
PHILADELPHIA, PENNSYLVANIA
FEBRUARY 13, 2004

BOARD OF DIRECTORS                              TRANSFER AGENT

Barry Ziskin                                    Wells Fargo Bank, N.A.
President:                                      Shareowner Services
Z-Seven Fund, Inc.                              161 N. Concord Exchange Street
TOP Fund Management, Inc.                       South St. Paul, MN 55075
Ziskin Asset Management, Inc.                   (800) 468-9716

Alan Mevis
Fine Art Photographer, Arbitrator,              INDEPENDENT AUDITORS
NASD-Dispute Resolution
                                                Tait, Weller & Baker
Lydia Moore                                     Philadelphia, PA
Brokerage Director

Dr. Jeffrey Shuster                             GENERAL COUNSEL
DDS PC
Private Practice                                Kilpatrick Stockton LLP
                                                Atlanta, GA
Rochelle Ziskin
Associate Professor
University of Missouri-Kansas City              STOCK LISTINGS

INVESTMENT ADVISER                              Pacific Exchange
                                                Symbol:  ZSE
TOP Fund Management, Inc.

OFFICERS                                        CORPORATE OFFICE

Barry Ziskin, President & Treasurer             1819 S. Dobson Road
Beth Alexander, Corporate Secretary             Suite 109
                                                Mesa, AZ 85202
                                                (480) 897-6214
CUSTODIAN                                       Fax (480) 345-9227
Investors Bank & Trust                          Zseven@aol.com
New York, NY

                           Z-SEVEN FUND PRIVACY NOTICE
                           ===========================


Under a recent Securities and Exchange Commission ("SEC") regulation, we are required to provide a notice to each of our individual shareholders explaining our policies and practices relating to the disclosure of personal information about you to unrelated third parties. This regulation, called Regulation S-P, applies to all investment advisers registered with the SEC. As a general matter, it is and has always been our policy not to disclose information about you in our possession. We describe these policies in further detail below.

We collect nonpublic personal information about you from the following sources:

o Information we receive from you on account applications, information forms, and other shareholder interactions;
o    Information about your transactions with us, our affiliates, or others; and
o    Information we may receive from a consumer reporting agency.

We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need-to-know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                               Z-SEVEN FUND INC.
                              1819 S. DOBSON ROAD
                                   SUITE 109
                                 MESA, AZ 85202
                       (480) 897-6214 FAX (480) 345-9227



        1.  ACCOUNTING PROCEDURES:
            RELIABILITY & CONSERVATISM

        2.  CONSISTENCY OF OPERATING EARNINGS GROWTH

        3.  STRENGTH OF INTERNAL EARNINGS GROWTH

        4.  BALANCE SHEET: WORKING CAPITAL

        5.  BALANCE SHEET: CORPORATE LIQUIDITY

        6.  RECOGNITION: OWNER DIVERSIFICATION

        7.  VALUE: P/E UNDER 10

ITEM 2. CODE OF ETHICS.


(a) As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

(b) There have been no amendments, during the period covered by this report, to any provisions of the Code of Ethics.

(c) The registrant has not granted any waivers during the period covered by this report from any provisions of the Code of Ethics.

(d) Not Applicable.

(e) Not Applicable.

(f) A copy of the registrant's Code of Ethics is filed as an exhibit hereto pursuant to Item 11(a). The registrant undertakes to provide a copy of the Code of Ethics to any person, without charge upon written request to the registrant at its address at 1819 South Dobson Road, Suite 109, Mesa, Arizona 85202-5656.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $17,000 for 2002 and $17,510 for 2003.

Audit-Related Fees
------------------

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2002 and $0 for 2003.

Tax Fees
--------

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3000 for 2002 and $3,090 for 2003.

All Other Fees
--------------

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2002 and $0 for 2003

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's Audit Committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) The percentage of services described in each of paragraphs (b) through
(d) of this Item that were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b) Not applicable.

     (c) 100%

     (d) Not applicable.

(f) Not applicable

(g) Not applicable

(h) No such services were rendered during 2002 or 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A copy of the registrant's Proxy Voting Policies and Procedures is set forth below. Because the registrant's Proxy Voting Policies and Procedures generally delegate responsibility for voting proxies for the registrant to the registrant's investment adviser, the registrant's investment adviser's Proxy Voting Policies and Procedures are also set forth below.

                               Z-SEVEN FUND, INC.
                                     FORM OF
                       PROXY VOTING AND DISCLOSURE POLICY

I.       INTRODUCTION

         Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (the "Investment Company Act") to require registered closed-end management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

         The IC Amendments require that the Z-Seven Fund, Inc. (the "Fund"), disclose the policies and procedures that it uses to determine how to vote proxies for portfolio securities. The IC Amendments also require the Fund to file with the SEC and to make available to its shareholders the specific proxy votes cast for portfolio securities.

         This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that the Fund complies with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that the Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.      SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

         A.       GENERAL

                  The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund's shareholders.

         B.       DELEGATION TO FUND'S ADVISER

                  Fund management believes that TOP Fund Management, Inc., as the Fund's investment adviser ("TOP"), is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Fund's Board of Directors (the "Board"), TOP is hereby delegated the following duties:

         (1)      to make the proxy voting decisions for the Fund; and
         (2) to assist the Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote:
                  (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

                  The Board, including a majority of the independent directors of the Board, must approve this Proxy Voting and Disclosure Policy, and TOP's Proxy Voting and Disclosure Policy (the "TOP Voting Policy") as it relates to the Fund, in each case within four months of their respective adoption. The Board must also approve any material changes to this Policy or TOP's Voting Policy (to the extent related to the Fund) no later than four
                  (4) months after adoption.

         C.       CONFLICTS

                  In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of TOP, the principal underwriter, or an affiliated person of the Fund, TOP, or the principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund's shareholders when a vote is cast consistent with (a) the TOP Voting Policy or (b) the decision of the Board's Proxy Voting Committee (as defined below).

II.      FUND DISCLOSURE

         A. DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO PORTFOLIO SECURITIES

                  Beginning with the Fund's next annual update to its Annual Report ("Report") on Form N-CSR after July 1, 2003, the Fund shall disclose this Policy to its shareholders. The Fund will notify shareholders in the Report and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

         B.       DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

                  Beginning after June 30, 2004, the Fund shall disclose to its shareholders, in accordance with Rule 30b1-4 of the Investment Company Act, on Form N-CSR, the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

                  The Fund shall disclose the following information on Form N-CSR for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

                  (i)    The name of the issuer of the portfolio security;
                  (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
                  (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
                  (iv)   The shareholder meeting date;
                  (v)    A brief identification of the matter voted on;
                  (vi) Whether the matter was proposed by the issuer or by a security holder;
                  (vii)  Whether the Fund cast is vote on the matter;
                  (viii) How the Fund cast its vote (e.g., for or against
                         proposal, or abstain; for or withhold regarding election of directors); and
                  (ix) Whether the Fund cast its vote for or against management.

                  The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-CSR on the website beginning the same day it files such information with the SEC.

                  The Fund shall also include in its Report a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (a) without charge upon request by calling a specified toll-free (or collect) telephone number, or, if applicable, on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the Fund's most recently filed report on Form N-CSR within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.     RECORDKEEPING

         The Fund shall keep the following records for a period of at least five years, the first two in an easily accessible place:

                  (i)    A copy of this Policy;
                  (ii)   Proxy Statements received regarding Fund's securities;
                  (iii)  Records of votes cast on behalf of Fund; and
                  (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

         The foregoing records may be kept as part of the TOP's records.

         The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by TOP that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

VI.      PROXY VOTING COMMITTEE

         A.       GENERAL

                  The Fund will form a Proxy Voting Committee that shall be composed entirely of independent directors of the Board and may be comprised of one or more such independent directors as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board or TOP, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of TOP, the principal underwriter, or an affiliated person of the Fund, TOP, or the principal underwriter, on the other hand.

         B.       POWERS AND METHODS OF OPERATION

                  The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Fund counsel at the expense of the Fund if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Fund's records. The Proxy Voting Committee shall review this Policy as it deems necessary and recommend any changes to the Board.

V.       OTHER

                  This Policy may be amended, from time to time, as determined by the Board.

         Adopted as of this 1st day of July, 2003.

                            TOP FUND MANAGEMENT, INC.
                       PROXY VOTING AND DISCLOSURE POLICY
                             (ADOPTED JULY 1, 2003)

I.       INTRODUCTION

         Effective March 10, 2003, the U.S. Securities and Exchange Commission (the "SEC") adopted rule and form amendments under the Investment Advisers Act of 1940 (the "Advisers Act") that address an investment adviser's fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the "Advisers Act Amendments").

         The Advisers Act Amendments require that TOP Fund Management, Inc. ("Adviser") adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Adviser has actually voted their proxies.

         This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that Adviser complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to the Fund, its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.      SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

         Adviser believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Adviser is committed to voting corporate proxies in the manner that serves the best interests of their clients.

         The following details Adviser's philosophy and practice regarding the voting of proxies.

         A.       GENERAL

                  Adviser believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

         B.       PROCEDURES

                  To implement Adviser's proxy voting policies, Adviser has developed the following procedures for voting proxies.

                  1. Upon receipt of a corporate proxy by Adviser, the special or annual report and the proxy are submitted to Adviser's proxy voting manager (the "Proxy Manager"), currently Barry Ziskin. The Proxy Manager will then vote the proxy in accordance with this policy. For any proxy proposal not clearly addressed by this policy, the Proxy Manager will consult with Adviser's President, currently Barry Ziskin, before voting the proxy.

                  2. The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of Adviser's Voting Guidelines in Section C below. The Proxy Manager will then vote the proxies.

                  3. The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act. With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in Adviser's files.

         C.       ABSENCE OF PROXY MANAGER

                  In the event that the Proxy Manager is unavailable to vote a proxy, then the President shall perform the Proxy Manager's duties with respect to such proxy in accordance with the policies and procedures detailed above.

III.     VOTING GUIDELINES

         While Adviser's policy is to review each proxy proposal on its individual merits, Adviser has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:

         A.       CORPORATE GOVERNANCE

                  1.       ELECTION OF DIRECTORS AND SIMILAR MATTERS

                           In an uncontested election, Adviser will generally vote in favor of management's proposed directors. In a contested election, Adviser will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company's Board of Directors, Adviser will review any contested proposal on its merits.

                           Notwithstanding the foregoing, Adviser expects to generally SUPPORT proposals to:

                           o    Eliminate cumulative voting; and
                           o    Limit directors' liability and broaden
                                directors' indemnification rights;

                           And expects to generally VOTE AGAINST proposals to:

                           o    Adopt the use of cumulative voting; and
                           o Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

                  2.       AUDIT COMMITTEE APPROVALS

                           Adviser generally supports proposals that help ensure that a company's auditors are independent and capable of delivering a fair and accurate opinion of a company's finances. Adviser will generally vote to ratify management's recommendation and selection of auditors.

                  3.       SHAREHOLDER RIGHTS

                           Adviser may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Adviser expects to generally SUPPORT proposals to:

                           o Adopt confidential voting and independent tabulation of voting results; and
                           o    Require shareholder approval of poison pills;

                           And expects to generally VOTE AGAINST proposals to:

                           o    Adopt super-majority voting requirements; and
                           o Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

                  4. ANTI-TAKEOVER MEASURES, CORPORATE RESTRUCTURINGS AND SIMILAR MATTERS

                           Adviser may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company's stock.

                           Notwithstanding the foregoing, Adviser expects to generally SUPPORT proposals to:

                           o Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
                           o    Adopt fair price requirements (i.e.,
                                requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and
                           o    Require shareholder approval of "poison pills."

                           And expects to generally VOTE AGAINST proposals to:

                           o    Adopt classified boards of directors;
                           o Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and
                           o Require a company to consider the non-financial effects of mergers or acquisitions.

                  5.       CAPITAL STRUCTURE PROPOSALS

                           Adviser will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

                           Notwithstanding the foregoing, Adviser expects to generally SUPPORT proposals to:

                           o    Eliminate preemptive rights.

         B.       COMPENSATION

                  1.       GENERAL

                           Adviser generally supports proposals that encourage the disclosure of a company's compensation policies. In addition, Adviser generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Adviser may consider any contested proposal related to a company's compensation policies on a case-by-case basis.

                           Notwithstanding the foregoing, Adviser expects to generally SUPPORT proposals to:

                           o    Require shareholders approval of golden
                                parachutes.

                           And expects to generally VOTE AGAINST proposals to:

                           o Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

                  2.       STOCK OPTION PLANS

                           Adviser evaluates proposed stock option plans and issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Adviser may consider, without limitation, the potential dilutive effect on shareholders' shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options. The Proxy Manager shall, with the assistance of Adviser management, determine and maintain certain minimum required criteria regarding eligibility, price (including re-pricing of underwater options) and dilution for stock option plans (the "Criteria"), which Criteria shall be used to evaluate stock option plan proposals.

                           Notwithstanding the foregoing, Adviser expects to generally SUPPORT proposals to:

                           o Adopt executive stock option plans and stock option plans for outside directors, provided that the Proxy Manager determines that they meet the Criteria; and
                           o Adopt employee ownership plans, provided that the Proxy Manager determines that (i) they meet the Criteria, (ii) they are limited to no more than 10% of outstanding the shares of the company; and (iii) they give employees the right to vote and tender shares allocated to their individual accounts;

                           And expects generally to VOTE AGAINST proposals to:

                           o Adopt executive stock plans, outside director option plans and employee stock option plans that the Proxy Manager determines fail to meet the Criteria.

         C.       CORPORATE RESPONSIBILITY AND SOCIAL ISSUES

                  Adviser generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company's management that should be addressed solely by the company's management. Accordingly, Adviser will generally abstain from voting on proposals involving corporate responsibility and social issues. Notwithstanding the foregoing, Adviser may vote against corporate responsibility and social issue proposals that Adviser believes will have substantial adverse economic or other effects on a company, and Adviser may vote for corporate responsibility and social issue proposals that

                  Adviser believes will have substantial positive economic or other effects on a company.

III.     CONFLICTS

         In cases where Adviser is aware of a conflict between the interests of a client and the interests of Adviser or an affiliated person of Adviser (e.g., a portfolio company is a client or an affiliate of a client of Adviser), Adviser will notify the client of such conflict and will vote the client's shares in accordance with the client's instructions. In the event that Adviser does not receive instructions from the client within three business days of the notice, Adviser may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the client's best interests.

IV.      ADVISER DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

         On or before August 6, 2003, Rule 206(4)-6 requires Adviser to disclose in response to any client request how the client can obtain information from Adviser on how its securities were voted. Adviser will disclose in
         Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Adviser. Upon receiving a written request from a client, Adviser will provide the information requested by the client within a reasonable amount of time.

         Rule 206(4)-6 also requires Adviser to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Adviser will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Adviser will provide a copy of this policy within a reasonable amount of time.

         If approved by the client, this policy and any requested records may be provided electronically.

VI.      RECORDKEEPING

         Adviser shall keep the following records for a period of at least five years, the first two in an easily accessible place:

                  (v)    A copy of this Policy;
                  (vi)   Proxy Statements received regarding client securities;
                  (vii)  Records of votes cast on behalf of clients;
                  (viii) Any documents prepared by Adviser that were material to making a decision how to vote, or that memorialized the basis for the decision;
                  (ix) Records of client requests for proxy voting information, and
                  (x) With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

         The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by Adviser. These records may be kept as part of Adviser's records.

         Adviser may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Adviser that are maintained with a third party such as a proxy voting service, provided that Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                        Adopted as of this 1st day of July, 2003

                                                     /s/ Barry Ziskin, President


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934, as amended (the "1934 Act"), is recorded, processed, summarized and reported in substantial compliance with the 1934 Act and the Commission's rules and forms thereunder.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The code of ethics that is the subject of disclosure required by Item 2 is attached hereto as 99.CODE.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.302CERT.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.906CERT.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Z SEVEN FUND, INC.

By (Signature and Title)   /s/ Barry Ziskin, President
                           ----------------------------------
Date March 8, 2004
     -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Barry Ziskin, President
                           ----------------------------------
Date March 8, 2004
     -------------